  As Filed With the Securities and Exchange Commission on September 28, 2001

                                                               File No. 33-86832
                                                                        811-8886
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [ ]

                       POST-EFFECTIVE AMENDMENT NO. 9 [X]

                                       and

       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [ ]

                              AMENDMENT NO. 12 [X]

                    FLAG INVESTORS EQUITY PARTNERS FUND, INC.

               (Exact Name of Registrant as Specified in Charter)

                                One South Street
                               Baltimore, MD 21202

               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: 410.727.1700

                            Bruce A. Rosenblum, Esq.

                                One South Street
                               Baltimore, MD 21202

                     (Name and Address of Agent for Service)

                                    Copy to:
                             Richard W. Grant, Esq.
                           Morgan, Lewis & Bockius LLP
                               1701 Market Street
                             Philadelphia, PA 19103


It is proposed that this filing will become effective (check appropriate box)

 __X__ immediately upon filing pursuant to paragraph (b)
 _____ on [date] pursuant to paragraph (b)
 _____ 60 days after filing pursuant to paragraph (a)(1)
 _____ 75 days after filing pursuant to paragraph (a)(2)
 _____ on [date] pursuant to paragraph (a) of Rule 485.

                                                       Deutsche Asset Management






                                                                     Mutual Fund
                                                                      Prospectus
                                                                 October 1, 2001

                                                         Class A, B and C Shares




Flag Investors Equity Partners Fund






[Like shares of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.]
                                                                 A Member of the
                                                      Deutsche Bank Group [logo]

Overview
--------------------------------------------------------------------------------
of Equity Partners Fund--Class A, B and C




Goals: The Fund seeks to achieve long-term growth of capital and, secondarily, current income.

Core Strategy: The Fund invests primarily in a diversified portfolio of common stocks.

INVESTMENT POLICIES AND STRATEGIES
The Fund seeks to achieve its goals by investing primarily in a diversified portfolio of common stocks. In managing the Fund, the Fund's investment advisor and sub-advisor (the 'Advisors') use a 'flexible value' approach to look for common stocks that they believe are undervalued in the marketplace based on such characteristics as earnings, dividends, cash flow, or asset values. While the Fund does not limit its investments to issuers in a particular capitalization range, the Advisors currently focus on the securities of larger companies.
--------------------------------------------------------------------------------

Equity Partners Fund--Class A, B and C

Overview of Equity Partners Fund


Goals ......................................................    3
Core Strategy ..............................................    3
Investment Policies and Strategies .........................    3
Principal Risks of Investing in the Fund ...................    4
Who Should Consider Investing in the Fund ..................    4
Total Returns, After Fees and Expenses .....................    5
Fees and Expenses of the Fund ..............................    6



A Detailed Look at Equity Partners Fund



Objectives .................................................    8
Strategy ...................................................    8
Principal Investments ......................................    8
Investment Process .........................................    8
Risks ......................................................    8
Management of the Fund .....................................    9
Calculating the Fund's Share Price .........................    9
Dividends and Distributions ................................   10
Tax Considerations .........................................   10
How to Choose the Class That is Right for You ..............   10
Buying and Selling Fund Shares .............................   11
Sales Charges ..............................................   12
Financial Highlights .......................................   16




--------------------------------------------------------------------------------
                                       3

Overview of Equity Partners Fund--Class A, B and C


PRINCIPAL RISKS OF INVESTING IN THE FUND

An investment in the Fund could lose money, or the Fund's performance could trail that of other investments. For example:

o    Stock prices could decline generally.

o The 'flexible value' strategy employed by the Advisors may perform worse than other investment styles and the overall market.


o    The individual stocks chosen by the Advisors could decline in value.


WHO SHOULD CONSIDER INVESTING
IN THE FUND

You should consider investing in the Fund if you are seeking to achieve long-term growth of capital and, secondarily, current income. There is, of course, no guarantee that the Fund will realize its goals. You should not consider investing in the Fund if you are pursuing a short-term financial goal, if you seek regular income or if you cannot tolerate fluctuations in the value of your investments.

This Prospectus describes Flag Investors Equity Partners Fund Class A Shares, Class B Shares and Class C Shares. Each class has different sales charges and expenses, allowing you to choose the class that best meets your needs. (See the section entitled 'Sales Charges.') The Fund offers shares through securities dealers and through financial institutions that act as shareholder service agents. You may also buy shares directly from the Fund through the Deutsche Asset Management Service Center (the 'Service Center').

The Fund by itself does not constitute a balanced investment program. Diversifying your investments may improve your long-run investment return and lower the volatility of your overall investment portfolio.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.



--------------------------------------------------------------------------------
                                       4

                             Overview of Equity Partners  Fund--Class A, B and C



TOTAL RETURNS, AFTER FEES AND EXPENSES


The bar chart and table on this page can help you evaluate the potential risk and rewards of investing in the Fund by showing changes in the Fund's performance from year to year. The bar chart shows Class A shares' actual total return for each full calendar year since the Fund began selling Class A shares. The table compares Class A, B and C shares' average annual total return with the Standard & Poor's 500 Composite Stock Index ('S&P 500 Index') over the last calendar year, the last five calendar years (if applicable) and since each class' inception. An index is a model, not an actual portfolio. It is a group of securities whose overall performance is used as a standard to measure investment performance. It does not factor in the costs of buying, selling and holding securities--costs that are reflected in the Fund's results.
--------------------------------------------------------------------------------

The S&P 500 Index is a well-known stock market index that includes common stocks of 500 companies from several industrial sectors representing a significant portion of the market value of all stocks publicly traded in the United States, most of which are traded on the New York Stock Exchange. Stocks in the S&P 500 Index are weighted according to their market capitalization (the number of shares outstanding multiplied by the stock's current price).

(1) These figures assume the reinvestment of dividends and capital gain distributions and include the impact of the maximum sales charges.
(2)  For the period from 2/28/95 through 12/31/00.
(3)  For the period from 10/31/98 through 12/31/00.


----------------------------------------             --------------------------------------------------------------------
Year-by-Year Returns                                   Performance For Periods Ended December 31, 2000
Class A Shares
(each full calendar year since inception)                                               Average Annual Total Returns
                                                                                  1 Year    5 Years       Since Inception

28.62%   24.49%  25.30%   7.30%   -0.22%               Class A shares(1)         -5.70%      15.21%       16.47% (2/13/95)
1996     1997    1998     1999    2000                 S&P 500 Index             -9.10%      18.33%       20.68%(2)
                                                       --------------------------------------------------------------------
------------------------------------------             Class B shares(1)         -5.92%      15.43%       16.67% (2/13/95)
                                                       S&P 500 Index             -9.10%      18.33%       20.68%(2)
The bar chart does not reflect sales                   --------------------------------------------------------------------
charges. If it did, returns would be                   Class C shares(1)         -2.01%     N/A           11.43% (10/28/98)
less than those shown. For the period                  S&P 500 Index             -9.10%     N/A           10.20%(3)
December 31, 2000 through June 30, 2001,               --------------------------------------------------------------------
the year-to-date return for Class A
shares was 8.40%. For the period shown
in the bar chart, the highest return in
any calendar quarter was 29.97% (fourth
quarter 1998) and the lowest quarterly
return was -16.63% (third quarter 1998).
Past performance offers no indication of
how the Fund will perform in the future.




--------------------------------------------------------------------------------
                                       5

Overview of Equity Partners Fund--Class A, B and C

FEES AND EXPENSES OF THE FUND

The Annual Fees and Expenses table to the right describes the fees and expenses that you may pay if you buy and hold Class A, B and C shares.



(1) Purchases of $1 million or more of Class A shares are not subject to an initial sales charge but may be subject to a contingent deferred sales charge of 1.00% if you redeem your shares within two years. (See the section entitled 'Sales Charges--Redemption Price.')
(2) Contingent deferred sales charges for Class B shares decline over time and reach zero after six years. After seven years, Class B shares automatically convert to Class A shares. (See the sections entitled 'Sales Charges - Automatic Conversion of Class B Shares' and 'How to Choose the Class That is Right for You.')
(3) You will be required to pay a contingent deferred sales charge if you redeem your Class C shares within one year after purchase. (See the section entitled 'Sales Charges--Redemption Price.')

-----------------------------------------------------------------    ---------------------------------------------------------------
Shareholder Fees                                                   Annual Fees and Expenses
(fees paid directly from your investment)                          (expenses paid from Fund assets)

                                    Class A   Class B   Class C                                                Percentage of Average
                                    Shares    Shares    Shares                                                      Daily Net Assets
                                    Initial   Deferred  Deferred                                      Class A    Class B     Class C
                                    Sales     Sales     Sales
                                    Charge    Charge    Charge    Management Fees                       0.79%     0.79%        0.79%
                                                                  ------------------------------------------------------------------
Maximum Sales Charge (Load)                                       Distribution and/or Service (12b-1)
   Imposed on Purchases (as a                                        Fees                               0.25%     0.75%        0.75%
   percentage of offering price)   5.50%(1)   None      None      ------------------------------------------------------------------
----------------------------------------------------------------- Other Expenses (including a 0.25%
Maximum Deferred Sales Charge                                        shareholder servicing fee for
   (Load) (as a percentage of                                        Class B and Class C shares)        0.14%     0.39%        0.39%
   original purchase price or                                     ------------------------------------------------------------------
   redemption proceeds,                                           Total Fund Operating Expenses         1.18%     1.93%        1.93%
   whichever is lower)             1.00%(1)  5.00%(2)    1.00%(3) ------------------------------------------------------------------
-----------------------------------------------------------------





--------------------------------------------------------------------------------
                                       6

                             Overview of Equity Partners  Fund--Class A, B and C




Expense Example. The example to the right illustrates the expenses incurred on a $10,000 investment in Class A, B and C shares of the Fund. Each example assumes that the Fund earned an annual return of 5% over the periods shown, the Fund's operating expenses remained the same and you reinvested all dividends and distributions.

You may use this hypothetical example to compare the Fund's expense history with other funds. The example does not represent an estimate of future returns or expenses. Actual costs and investment returns may be higher or lower.


Federal regulations require that the table reflect the maximum sales charge. However, you may qualify for reduced sales charges or no sales charge at all. (See the section entitled 'Sales Charges.') Long-term shareholders of the Fund may pay more than the maximum sales charges permitted by the Conduct Rules of the National Association of Securities Dealers, Inc. because they pay the combination of the initial sales charge and the recurring 12b-1 fees.

Expense Example

----------------------------------------------------------          ----------------------------------------------------------------
You would pay the following expenses if you redeemed your           You would pay the following expenses if you did not redeem your
shares at the end of each period:                                   shares:

                    1 Year   3 Years   5 Years   10 Years                              1 Year   3 Years   5 Years   10 Years

Class A shares       $664     $904     $1,163    $1,903             Class A shares     $664     $904      $1,163    $1,903
---------------------------------------------------------           ---------------------------------------------------------
Class B shares       $696     $906     $1,242    $1,968             Class B shares     $196     $606      $1,042    $1,968
---------------------------------------------------------           ---------------------------------------------------------
Class C shares       $296     $606     $1,042    $2,254             Class C shares     $196     $606      $1,042    $2,254
---------------------------------------------------------           ---------------------------------------------------------



 -------------------------------------------------------------------------------
                                      7

A detailed look
--------------------------------------------------------------------------------
at Equity Partners Fund--Class A, B and C


OBJECTIVES

The Fund seeks to achieve long-term growth of capital and, secondarily, current income. The Advisors are responsible for managing the Fund's investments (see the section entitled 'Management of the Fund').

STRATEGY

The Fund seeks to achieve its objectives by investing primarily in a diversified portfolio of common stocks.

PRINCIPAL INVESTMENTS

Under normal market conditions, the Fund's assets will be invested primarily in common stocks.

INVESTMENT PROCESS

The Advisors follow an investment philosophy referred to as 'flexible value'. They look for common stocks of companies that they believe are undervalued in the marketplace based on such characteristics as earnings, dividends, cash flow, or asset values. In evaluating a company's potential, the Advisors also consider other factors such as earnings growth, industry position, and the strength of management. The Advisors' strategy gives them the flexibility to purchase traditional value stocks as well as the stocks of high growth rate companies. While the Fund does not limit its investments to issuers in a particular capitalization range, the Advisors currently focus on the securities of larger companies. They look for attractive price-to-value relationships in undervalued stocks of strong companies with good management. The emphasis is on individual stock selection, fundamental research, and valuation flexibility, without rigid constraints.


Temporary Defensive Position. The Advisors may from time to time adopt a temporary defensive position in response to extraordinary adverse political, economic or stock market events. The Advisors may invest up to 100% of the Fund's assets in high quality, short-term money market instruments, including repurchase agreements, and in bills, notes or bonds issued by the US Treasury or by agencies of the US Government, if the situation warrants. To the extent the Advisors might adopt such a position and over the course of its duration, the Fund may not meet its goals of achieving long-term growth of capital and, secondarily, current income. The Advisors would follow such a strategy only if they believed the risk of loss in pursuing the Fund's primary investment strategies outweighed the opportunity for gain.


RISKS

Set forth below are some of the prominent risks associated with investing in general, and investing in common stocks in particular. Although the Advisors attempt to assess the likelihood that these risks may actually occur and to limit them, the Advisors cannot guarantee that they will succeed.

Primary Risks


Market Risk. Although individual stocks can outperform their local markets, deteriorating market conditions might cause an overall weakness in the stock prices of the entire market.

Style Risk. As with any investment strategy, the 'flexible value' strategy used in managing the Fund's portfolio will, at times, perform better than or worse than other investment styles and the overall market. If the Advisors overestimate the value or return potential of one or more common stocks, the Fund may underperform the general equity market.

Security Selection Risk. A risk that pervades all investing is the risk that the securities in the Fund's portfolio will decline in value.

Secondary Risk

Pricing Risk. When price quotations for securities are not readily available or may be unreliable, the Fund determines their value by the method that it believes most accurately reflects their current worth under procedures established by and under the general supervision of the Board of Directors. This procedure involves the risk that the values determined are higher or lower than the prices the securities might actually command if the Fund sold them. If the Fund has valued the securities too highly, you may end up paying too much for Fund shares when you buy into the Fund. If the Fund underestimates their prices, you may not receive the full market value for your Fund shares when you sell.


--------------------------------------------------------------------------------
                                        8

                        A Detailed Look at Equity Partners Fund--Class A,B and C




MANAGEMENT OF THE FUND


Deutsche Asset Management is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Fund Management, Inc., Bankers Trust Company, Deutsche Banc Alex. Brown Inc., Deutsche Asset Management, Inc., and Deutsche Asset Management Investment Services Limited.


Board of Directors. A Board of Directors supervises all of the Fund's activities on behalf of the Fund's shareholders.


Investment Advisor and Sub-Advisor. Investment Company Capital Corp. ('ICCC' or the 'Advisor') is the Fund's investment advisor and Alex. Brown Investment Management ('ABIM' or the 'Sub-Advisor') is the Fund's sub-advisor. ICCC is also the investment advisor to other mutual funds in the Deutsche Asset Management family of funds. As of August 31, 2001, funds managed by ICCC totaled approximately $11 billion in net assets. ABIM is a registered investment advisor with approximately $9.2 billion under management as of August 31, 2001. ABIM is a limited partnership owned by J. Dorsey Brown and Buppert, Behrens & Owen, Inc., a company organized by three employees of ABIM.


ICCC is responsible for supervising and managing all of the Fund's operations, including overseeing the performance of ABIM. ABIM is responsible for decisions to buy and sell securities for the Fund, for broker-dealer selection, and for negotiation of commission rates.


As compensation for its services for the fiscal year ended May 31, 2001, ICCC received from the Fund a fee equal to 0.79% of the Fund's average daily net assets. ICCC compensates ABIM out of its advisory fee.


ICCC is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking, and insurance.

ICCC's and ABIM's address is One South Street, Baltimore, Maryland 21202.

A Detailed Look at Equity Partners Fund--Class A, B and C


Portfolio Manager

The following portfolio manager is responsible for the day-to-day management of the Fund.

Mr. Lee S. Owen, Vice President of Alex. Brown Investment Management and Manager of the Fund.

o  Managed the Fund since inception.

o  Joined ABIM as a Vice President in 1983.

o  29 years of investment industry experience.

o  Prior experience as portfolio manager at T. Rowe Price Associates.

o  BA from Williams College and MBA from the University of Virginia.

o Member of the Baltimore Security Analysts Society and the Financial Analysts Federation.


CALCULATING THE FUND'S SHARE PRICE

The Fund calculates the price of its shares (also known as the 'net asset value' or 'NAV') in accordance with the standard formula for valuing mutual fund shares described below. The Fund calculates its net asset value as of the close of regular trading on the New York Stock Exchange each day the New York Stock Exchange is open for business. You can find the Fund's share price in the mutual fund listings of most major newspapers and on the Deutsche Asset Management website: www.deam-us.com.


The Fund calculates a net asset value per share for each of its classes. The formula for calculating the Fund's net asset values by class calls for deducting all of the liabilities of each class from the total value of its assets-the market value of the securities it holds, plus its cash reserves-and dividing the result by the number of outstanding shares of that class. The Fund values its securities at their stated market value if price quotations are readily available and reliable. When price quotations for a particular security are not readily available or may be unreliable, the Fund determines its value by the method it believes most accurately reflects its fair value under procedures adopted in good faith by and under the general supervision of the Board of Directors.
--------------------------------------------------------------------------------

Typically, the New York Stock Exchange is open every week, Monday through Friday, except when the following holidays are celebrated: New Year's Day, Martin Luther King, Jr. Day (the third Monday in January), Presidents' Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), Independence Day, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day. On days when the New York Stock Exchange closes early the Fund will calculate its net asset value at the time of closing.



--------------------------------------------------------------------------------
                                       9

A Detailed Look at Equity Partners Fund--Class A,B and C


DIVIDENDS AND DISTRIBUTIONS


If the Fund earns net investment income, its policy is to distribute to shareholders substantially all of that income semi-annually. The Fund reserves the right to include in the distribution any short-term capital gains on securities that it sells. If the Fund recognizes net capital gain, its policy is to distribute to shareholders substantially all previously undistributed capital gain at least annually.

The Fund may also pay dividends and capital gain distributions at other times if necessary for the Fund to avoid federal income or excise tax. If you invest in the Fund close to the time that the Fund makes capital gain distributions, generally you will pay taxes on the amount of the distribution whether you reinvest the distribution or receive it as cash. The Fund automatically reinvests all dividends and distributions in shares of the Fund, unless you elect to have your dividends and distributions reinvested in shares of another Deutsche Asset Management fund or elect to receive them in cash. To make either election, complete the appropriate section of the application or notify the Service Center or your service agent at least five days before the date on which the next dividend or distribution will be paid. Any dividends payable on shares you redeem will be paid on the next dividend payable date. If you have redeemed all of your shares by that time, the dividend will be paid in cash whether or not that is the payment option you have selected.


TAX CONSIDERATIONS

The following summary is based on current tax laws that may change. The tax considerations for tax-deferred accounts, non-taxable entities and non-US investors may be different. Because tax circumstances for each investor are unique and tax laws are subject to change, you should consult with your tax advisor before investing.


If you are a taxable shareholder, you and other taxable shareholders pay federal, state and local taxes on the income dividends or capital gain distributed by the Fund. Your taxes will vary from year to year, based on the amount of dividends and capital gain distributions paid out by the Fund. Every year the Fund will send you information on the tax status of dividends and distributions paid the previous year. You may owe taxes whether you receive cash or choose to have dividends and distributions reinvested.

Dividends and distributions usually have the following tax status:

--------------------------------------------------------
Transaction                    Tax Status
--------------------------------------------------------
Income dividends               Ordinary income
--------------------------------------------------------
Short-term capital gain        Ordinary income
distributions*
--------------------------------------------------------
Long-term capital gain         Long-term capital gain
distributions*
--------------------------------------------------------

*Whether capital gain distributions are considered short-term or long-term does not depend on how long you own your shares.

In addition, the sale of Fund shares (which includes a redemption or an exchange for shares of another Deutsche Asset Management fund) is generally a taxable transaction for you:

----------------------------------------------------------------
Transaction                          Tax Status
----------------------------------------------------------------
Your sale of shares owned            Generally, long-term
for more than one year               capital gain or loss
----------------------------------------------------------------
Your sale of shares owned            Generally, short-term
for one year or less                 capital gain or loss
                                     subject to special rules
----------------------------------------------------------------

By law, the Fund must withhold a portion of your taxable distributions, dividends and sales proceeds equal to the current backup withholding tax rate, if you do not provide your correct social security or taxpayer identification number along with the certifications required by the IRS, or if the IRS instructs the Fund to do so.

HOW TO CHOOSE THE CLASS THAT IS RIGHT
FOR YOU

Your decision as to which class of the Fund's shares is best for you should be based upon a number of factors, including the amount of money you intend to invest and the length of time you intend to hold your shares.

If you choose Class A shares, you will pay a sales charge when you buy your shares, but the rate of the charge declines as the amount of your investment increases. You will pay lower expenses than Class B or C shares while you hold the shares. For investments of $1 million or more in Class A shares, you pay no sales charge when you buy your shares, but will pay a deferred sales charge if you redeem your shares within two years of purchase.


If you choose Class B shares, you will pay no sales charge when you buy your shares, but your annual expenses will be higher than Class A shares. You will pay a deferred sales charge if you redeem your shares within six years of purchase, but the amount



--------------------------------------------------------------------------------
                                       10

                       A Detailed Look at Equity Partners Fund--Class A, B and C



of the charge declines the longer you hold your shares. At the end of seven years, your shares convert to Class A shares, thus eliminating the higher expenses from that point on.

If you choose Class C shares, you will pay no sales charge when you buy your shares or if you redeem them after holding them for at least a year. On the other hand, expenses on Class C shares are the same as those on Class B shares, and there is no conversion to Class A shares at the end of seven years. Therefore, the higher expenses continue for as long as you own your shares.

Your service agent is paid a fee when you buy shares. In addition, your service agent is paid an annual fee as long as you hold your shares. For Class A and B shares, this fee begins when you purchase your shares. For Class C shares, this fee begins one year after you purchase your shares. In addition to these payments, the Fund's advisor or administrator may provide significant compensation to securities dealers and service agents for distribution, administrative and promotional services. Your service agent may receive different levels of compensation depending upon which class of shares you buy.

Distribution and Shareholder Servicing Plans


The Fund has adopted plans under Rule 12b-1 that allow it to pay your service agent distribution and other fees for the sale of its shares and for shareholder service. In addition, the Fund may pay shareholder servicing fees on Class B and C shares. Class A shares pay a distribution fee equal to 0.25% annually of average daily net assets. Class B and C shares pay a distribution fee equal to 0.75% annually of average daily net assets and a shareholder servicing fee equal to 0.25% annually of average daily net assets. Because these fees are paid out of the Fund's net assets on an on-going basis, they will, over time, increase the cost of your investment and may cost you more than paying other types of sales charges.



BUYING AND SELLING FUND SHARES

To Purchase Shares

You may buy any class of the Fund's shares through your service agent. Contact your service agent for details on how to enter and pay for your order. You may also buy shares by contacting the Service Center directly. Contact the Service Center at 1-800-730-1313 for details.

Minimum Account Investments

Initial investment in Class A, B or C shares               $2,000
   Subsequent investments                                  $  100
   IRA account, initial investment (there is no
    minimum for subsequent investments)                    $1,000
   Initial investment for shareholders of other
    Deutsche Asset Management funds'
    Class A, B and C shares                                $  500
   Automatic Investment Plan, initial investment           $  250
   Weekly, semi-monthly or monthly plan
    subsequent investments                                 $  100
   Quarterly plan subsequent investments                   $  250
   Semi-annual or annual plan subsequent investments       $  500
   Minimum investment for qualified retirement plans
    (such as 401(k), pension or profit sharing plans)      $    0

Minimum account balance:
   Non-retirement account                                  $  500
   IRA account                                             $    0


Accounts opened through a service agent may have different minimum investment amounts. The Fund and its service providers reserve the right, from time to time in their sole discretion, to waive or reduce the investment minimums.

Automatic Investment Plan. You may elect to make a regular weekly, semi-monthly, monthly, quarterly, semi-annual or annual investment in any class of shares. The amount you decide upon will be withdrawn from your checking account using a pre-authorized check. When the money is received by the Service Center, it will be invested at that day's offering price in the class of shares selected. Either you or the Fund may discontinue your participation upon 30 days' notice. You may discontinue your plan, change the plan's dollar amount, frequency or investment date by contacting the Service Center. If you wish to enroll in any of these programs or if you need any additional information, complete the appropriate section of the application or contact your service agent or the Service Center.

To Redeem Shares

You may redeem any class of the Fund's shares through your service agent. Contact your service agent for details on how to enter your order and for information as to how you will be paid. If you have an account with the Fund that is in your name, you may also redeem shares by contacting the Service Center by mail or by telephone. Refer to the section entitled 'Telephone Transactions' for more information on this method of redemption.


--------------------------------------------------------------------------------
                                       11

A Detailed Look at Equity Partners Fund--Class A, B and C



Your service agent or the Service Center may require the following documents before redeeming your shares:

o A letter of instruction, if you are redeeming shares worth more than $100,000. The letter must specify your account number and the number of shares or dollar amount you wish to redeem. The letter must be signed by all account owners of the shares exactly as their names appear on the account.

o A signature guarantee, if you are redeeming shares and you request that the check be mailed to an address other than the one on record. You can obtain one from most banks or service agents.

o Any stock certificates representing the shares you are redeeming. The certificates must be properly endorsed or accompanied by a duly executed stock power.

o Any additional documents that may be required if your account is in the name of a corporation, partnership, trust or fiduciary.

Other Redemption Information

Systematic Withdrawal Plan. If you own Fund shares having a value of at least $10,000, you may arrange to have some of your shares redeemed monthly, quarterly, semi-annually or annually under the Fund's Systematic Withdrawal Plan. The minimum withdrawal amount is $100. Each redemption under this plan involves all the tax and sales charge implications normally associated with Fund redemptions, except as noted under 'Waiver of Sales Charge.' Contact your service agent or the Service Center for more information on this plan.

Telephone Transactions. You are automatically entitled to telephone transaction privileges, but you may specifically request that no telephone redemptions or exchanges be accepted for your account. You may make this election when you complete the application or at any time thereafter by completing and returning documentation supplied by the Service Center. You may contact the Service Center during its regular hours, which are normally 8:30 am to 7:00 pm (Eastern time), every business day.


The Service Center will employ reasonable procedures to confirm that telephoned instructions are genuine. These procedures include requiring you to provide certain personal identification information when you open your account and before you execute each telephone transaction. You may be required to provide additional written instructions. If these procedures are employed, neither the Fund nor the Service Center will bear any liability for following telephone instructions that the Service Center reasonably believes to be genuine. Your telephone transaction request will be recorded.

If you hold shares in certificate form you may not exchange or redeem them by telephone.

SALES CHARGES

Purchase Price

The price you pay to buy shares will be the Fund's offering price, which is calculated by adding any applicable sales charges to the net asset value per share of the class you are buying. You do not pay a sales charge when you reinvest dividends or distributions paid by the Fund.


Shares are subject to sales charges according to the following schedule:


--------------------------------------------------------------------------------
                                         Class A Sales
                                      Charge as a % of
                                                   Net      Class B     Class C
  Amount of                       Offering      Amount        Sales       Sales
  Purchase                           Price    Invested       Charge      Charge

Less than $50,000                     5.50%       5.82%       None        None
--------------------------------------------------------------------------------
$50,000--$99,999                      4.50%       4.71%       None        None
--------------------------------------------------------------------------------
$100,000--$249,999                    3.50%       3.63%       None        None
--------------------------------------------------------------------------------
$250,000--$499,999                    2.50%       2.56%       None        None
--------------------------------------------------------------------------------
$500,000--$999,999                    2.00%       2.04%       None        None
--------------------------------------------------------------------------------
$1,000,000 and over                    None        None       None        None
--------------------------------------------------------------------------------


Although you do not pay an initial sales charge when you invest $1 million or more in Class A shares or when you buy any amount of Class B or C shares, you may pay a sales charge when you redeem your shares. Refer to the section entitled 'Redemption Price' for details. Your service agent may be paid a commission at the time of your purchase.

The sales charge you pay on your current purchase of Class A shares may be reduced under the circumstances listed below.


Right of Accumulation. If you are purchasing additional Class A shares of the Fund or Class A shares of any other Deutsche Asset Management fund or if you already have investments in Class A shares, you may combine the value of your purchases with the value of your existing Class A share investments to determine whether you qualify for reduced sales charges. (For this purpose your existing Class A investments will be valued at the higher of cost or current value.) You may also combine your Class A purchases and investments with those of your spouse and your children under the age of 21 for this purpose. You must be able to provide sufficient information to verify that you qualify for this right of accumulation.



--------------------------------------------------------------------------------
                                       12

                       A Detailed Look at Equity Partners Fund--Class A, B and C




Letter of Intent. If you anticipate making additional purchases of Class A shares of the Fund or any other Deutsche Asset Management fund over the next 13 months, you may combine the value of your current purchase with the value of your anticipated purchases to determine whether you qualify for a reduced sales charge. You will be required to specify the total value of your anticipated purchases on the application and to initially purchase at least 5% of the total. When you make each purchase during the period, you will pay the sales charge applicable to the combined value of all anticipated purchases. If, at the end of the 13-month period, the total value of your purchases is less than the amount you indicated, you will be required to pay the difference between the sales charges you paid and the sales charges applicable to the amount you actually did purchase. Some of the shares you own will be redeemed to pay this difference.

Purchases at Net Asset Value. You may buy Class A shares without paying a sales charge under the following circumstances:

1) If you are reinvesting some or all of the proceeds of a redemption of Class A shares made within the last 90 days. Special tax rules may apply if you elect reinstatement. Consult your tax advisor for more information.

2) If you are exchanging an investment in Class A shares of certain Deutsche Asset Management funds for an investment in this Fund (see 'Purchases by Exchange' for a description of the conditions).


3) If you are a current or retired Director or Trustee of this or any affiliated fund or a director, an employee, or a member of the immediate family of an employee of any of the following (or their respective affiliates): the Fund's distributor, the Fund's advisors, a broker-dealer authorized to sell shares of the Fund, or an investment advisor or sub-advisor to any fund in the Deutsche Asset Management family of funds.


4)   If you are buying shares in any of the following types of accounts:

     (i)  A qualified retirement plan;

     (ii) A Deutsche Asset Management fund payroll savings program;


    (iii) A fiduciary or advisory account with a bank, bank trust department, registered investment advisor, financial planner, or securities dealer purchasing shares on your behalf. To qualify for this provision, you must be paying an account management fee for the fiduciary or advisory services. You may be charged an additional fee by your service agent if you buy shares in this manner.

Purchases by Exchange

You may exchange Class A, B or C shares of certain Deutsche Asset Management funds for an equal dollar amount of Class A, B or C shares, respectively, without payment of the sales charges described above or any other charge, up to four times per calendar year. You may enter both your redemption and purchase orders on the same business day or, if you have already redeemed the shares of the other fund, you may enter your purchase order within 90 days of the redemption. The Fund may modify or terminate these offers of exchange upon 60 days' notice. Your purchase order might not be accepted if the Fund determines that your purchase would be detrimental to the interests of shareholders. (See the section entitled 'Important Information about Buying and Selling Shares.')

You may request an exchange through your service agent. Contact your service agent for details on how to enter your order. Before exchanging shares, you should obtain a copy of that fund's prospectus and read it carefully. If you have an account with the Fund that is in your name, you may also request an exchange directly through the Service Center.

Please note the following:

o The accounts between which the exchange is taking place must have the same name, address and taxpayer ID number.

o You may make the exchange by phone, only if your account has the exchange by phone feature, otherwise make the exchange by letter.


o Any deferred sales charge will continue to be measured from the time of your original purchase. If the fund you exchange into has a higher deferred sales charge, you will be subject to that charge. If you exchange at any time into a fund with a lower deferred sales charge, your sales charge will not be reduced.


o If your shares are in a taxable account, you may have to pay taxes on the exchange.

o Your exchange must meet the minimum investment amount for the class of shares of the fund being purchased.

--------------------------------------------------------------------------------
                                       13

A Detailed Look at Equity Partners Fund--Class A, B and C



Redemption Price

The amount of any applicable deferred sales charge will be deducted from your redemption price according to the following schedule:

--------------------------------------------------------------------------------
                                             Sales Charge as a Percentage of the
                                             Dollar Amount Subject to Charge
                                         (as a % of the Lesser of Cost or Value)
Years
Since
Purchase         Class A Shares          Class B Shares      Class C Shares

First                  1.00%*               5.00%                 1.00%
--------------------------------------------------------------------------------
Second                 1.00%*               4.00%                  None
--------------------------------------------------------------------------------
Third                   None                3.00%                  None
--------------------------------------------------------------------------------
Fourth                  None                3.00%                  None
--------------------------------------------------------------------------------
Fifth                   None                2.00%                  None
--------------------------------------------------------------------------------
Sixth                   None                1.00%                  None
--------------------------------------------------------------------------------
Thereafter              None                None                   None
--------------------------------------------------------------------------------

* You will pay a deferred sales charge when you redeem Class A shares only if your shares were purchased at net asset value (i.e., without any sales charge) because they were part of an investment of $1 million or more.



Determination of Deferred Sales Charge. The sales charge applicable to your redemption is calculated in a manner that results in the lowest possible rate:


o No sales charge will be applied to shares you own as a result of reinvesting dividends or distributions.

o If you have purchased shares at various times, the sales charge will be applied first to shares you have owned for the longest period of time.


o If you acquired your shares through an exchange of shares of another Deutsche Asset Management fund, the period of time you held the original shares will be combined with the period of time you held the shares being redeemed to determine the years since purchase. If you bought your shares prior to May 7, 2001, you will pay the sales charge in effect at the time of your original purchase.


o The sales charge is applied to the lesser of the cost of the shares or their value at the time of your redemption. Therefore, you do not pay a sales charge on amounts representing appreciation.

Waiver of Sales Charge. You may redeem shares without paying a deferred sales charge under any of the following circumstances:

1) If you are exchanging your shares for shares of another Deutsche Asset Management fund of the same class.

2) If your redemption represents the minimum required distribution from an individual retirement account or other retirement plan.

3) If your redemption represents a distribution from a Systematic Withdrawal Plan. This waiver applies only if the annual withdrawals under your Plan are 12% or less of your share balance.

4) If shares are being redeemed in your account following your death or a determination that you are disabled. This waiver applies only under the following conditions:

     (i) The account is registered in your name either individually, as a joint tenant with rights of survivorship, as a participant in community property, or as a minor child under the Uniform Gifts or Uniform Transfers to Minors Acts.

     (ii) Either you or your representative notifies your service agent or the Service Center that these circumstances exist.


Automatic Conversion of Class B Shares. Your Class B shares, along with any reinvested dividends or distributions associated with those shares, will be automatically converted to Class A shares seven years after your purchase. Shares purchased by exchanging Class B shares from another Deutsche Asset Management fund will convert on the date that the shares originally acquired would convert to Class A shares. If you purchased your shares prior to January 18, 2000, your Class B shares will be converted to Class A shares six years after your purchase. This automatic conversion will be made on the basis of the relative net asset values of the classes and, under current US tax laws, will not be a taxable event to you.


--------------------------------------------------------------------------------
                                       14

                       A Detailed Look at Equity Partners Fund--Class A, B and C


Important Information about Buying and Selling Shares

o You may buy and sell shares of the Fund through authorized service agents. The price at which you buy and sell shares is based on the next calculation of the NAV after the order is received by the Service Center or your service agent, provided that your service agent forwards your order to the Service Center in a timely manner. Contact your service agent if you have a dispute as to when your order was actually received by the Service Center.

o The Fund accepts payment for shares only in US dollars by check, by bank or Federal Funds wire transfer, or by electronic bank transfer. Please note that the Fund cannot accept cash, starter checks, third-party checks or checks issued by credit card companies or internet-based companies.

o The payment of redemption proceeds and the processing of exchanges for shares of the Fund recently purchased by check may be delayed for up to 15 calendar days while the Fund waits for your check to clear.

o Unless otherwise instructed, the Service Center normally mails a check for the proceeds from the sale of your shares to your account address the next business day but may take up to seven days after the Service Center receives your order in proper form.

o Any dividends payable on shares you redeem will be paid on the next dividend payable date. If you have redeemed all of your shares by that time, the dividend will be paid to you in cash whether or not that is the payment option you have selected.


o The Fund reserves the right to close your account on 60 days' notice if it fails to meet minimum account balance requirements for any reason other than a change in market value.

o The Fund remits proceeds from the sale of shares in US dollars. Under certain circumstances, the Fund reserves the right to redeem shares 'in-kind,' which means that the Fund may give you a portion of your redemption in portfolio securities.

o The Fund issues share certificates only for Class A shares and only upon request.

o You may have difficulty contacting the Service Center by telephone during times of market volatility or disruption in telephone service. If you are unable to reach the Service Center by telephone, you should make your request by mail.

o The Fund will not accept purchase and sale orders on any day the New York Stock Exchange is closed. On New York Stock Exchange holidays or on days when the Exchange closes early, the Service Center will adjust its hours accordingly.

o The Fund reserves the right to reject purchases of Fund shares (including purchases that are part of an exchange) for any reason. The Fund reserves the right to suspend or postpone redemptions during periods when: 1) the New York Stock Exchange is closed; 2) trading on the New York Stock Exchange is restricted; or 3) an emergency exists that prohibits the Fund from disposing of its portfolio securities or pricing its shares.


o Your purchase order may not be accepted if the Fund determines that your purchase would be detrimental to the interests of its shareholders. The Fund specifically reserves the right to refuse your order if it is part of multiple purchase or exchange requests that the Fund, in its sole discretion, deems to involve excessive trading or to be part of a market timing strategy. In making its determination, the Fund may consider orders you have placed individually, orders placed in combination with a group of shareholders or commonly controlled accounts and orders placed by your service agent. For these purposes, the Fund may consider, among other factors, your trading history in this or any affiliated fund, the funds involved, the amount of your investment, your background and the background of any other investors or service agents involved.

o Account Statements and Fund Reports: The Service Center or your service agent will furnish you with a written confirmation of every transaction that affects your account balance. You will also receive periodic statements reflecting the balances in your account. The Service Center will send you semi-annual and annual reports on the Fund's overall performance, its holdings and its investing strategies.


--------------------------------------------------------------------------------
                                       15

A Detailed Look at Equity Partners Fund--Class A, B and C


The tables below provide a picture of the Fund's financial performance for the past five fiscal years for Class A and Class B shares and since the commencement of operations for Class C shares. The information selected reflects results for a single Fund share. The total returns in the tables represent the rate of return that an investor would have earned on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the Fund's financial statements, is included in the Fund's annual report. The annual report is available free of charge by calling the Service Center at 1-800-730-1313.



Class A Shares
(for a share outstanding throughout each period)
                                                                            For the Years Ended May 31,
                                                               2001        2000         1999        1998        1997
------------------------------------------------------------------------------------------------------------------------------------
Per share operating performance:
Net asset value, beginning of year                            $21.22      $25.68       $21.29      $16.93       $13.09
------------------------------------------------------------------------------------------------------------------------------------
Income from investment operations
Net investment (expenses in excess of) income                   0.06        0.10        (0.01)       0.05         0.08
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments          4.12       (3.54)        4.70        4.60         3.96
------------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                4.18       (3.44)        4.69        4.65         4.04
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders
Net investment income and net realized short-term gains        (0.07)      (0.03)       (0.03)      (0.10)       (0.13)
------------------------------------------------------------------------------------------------------------------------------------
Net realized long-term gains                                   (0.77)      (0.99)       (0.27)      (0.19)       (0.07)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                            (0.84)      (1.02)       (0.30)      (0.29)       (0.20)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of year                                  $24.56      $21.22       $25.68      $21.29       $16.93
------------------------------------------------------------------------------------------------------------------------------------
Total investment return(1)                                     20.14%     (13.63)%      22.31%      27.76%       31.17%
------------------------------------------------------------------------------------------------------------------------------------
Supplemental data and ratios:
Net assets, end of year (000s omitted)                      $217,173    $214,677     $283,950    $198,387     $113,030
------------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment (expenses in excess of) income                   0.18%       0.38%       (0.02)%      0.29%        0.61%(2)
------------------------------------------------------------------------------------------------------------------------------------
Expenses                                                        1.18%       1.18%        1.20%       1.24%        1.35%(3)
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                           20%         32%          21%          8%          18%
------------------------------------------------------------------------------------------------------------------------------------



(1) Total return excludes the effect of sales charge.
(2) Without the waiver of advisory fees, the ratio of net investment income to average daily net assets would have been 0.48% for the year ended May 31, 1997.
(3) Without the waiver of advisory fees, the ratio of expenses to average daily net assets would have been 1.48% for the year ended May 31, 1997.


--------------------------------------------------------------------------------
                                       16

                       A Detailed Look at Equity Partners Fund--Class A, B and C

------------------------------------------------------------------------------------------------------------------------------------
Financial Highlights
Class B Shares
(for a share outstanding throughout each period)
                                                                              For the Years Ended May 31,
                                                                2001      2000        1999         1998        1997
------------------------------------------------------------------------------------------------------------------------------------
Per share operating performance:
Net asset value, beginning of year                            $20.72      $25.29       $21.10      $16.84       $13.03
------------------------------------------------------------------------------------------------------------------------------------
Income from investment operations
------------------------------------------------------------------------------------------------------------------------------------
Expenses in excess of income                                   (0.13)      (0.09)       (0.14)      (0.06)       (0.04)

Net realized and unrealized gain (loss) on investments          4.03       (3.46)        4.60        4.54         3.96
------------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                3.90       (3.55)        4.46        4.48         3.92
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders

Net investment income and net realized short-term gains           --       (0.03)          --       (0.03)       (0.04)
------------------------------------------------------------------------------------------------------------------------------------
Net realized long-term gains                                   (0.77)      (0.99)       (0.27)      (0.19)       (0.07)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                            (0.77)      (1.02)       (0.27)      (0.22)       (0.11)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of year                                  $23.85      $20.72       $25.29      $21.10       $16.84
------------------------------------------------------------------------------------------------------------------------------------
Total investment return(1)                                     19.22%     (14.29)%      21.39%      26.81%       30.28%
------------------------------------------------------------------------------------------------------------------------------------
Supplemental data and ratios:

Net assets, end of year (000s omitted)                       $45,523     $40,185      $52,603     $37,046      $15,670
------------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Expenses in excess of income                                   (0.57)%     (0.37)%      (0.77)%     (0.47)%      (0.16)%(2)
------------------------------------------------------------------------------------------------------------------------------------
Expenses                                                        1.93%       1.93%        1.95%       1.98%        2.10%(3)
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                           20%         32%          21%          8%          18%
------------------------------------------------------------------------------------------------------------------------------------

(1)  Total return excludes the effect of sales charge.
(2) Without the waiver of advisory fees, the ratio of expenses in excess of income to average daily net assets would have been (0.29)% for the year ended May 31, 1997.
(3) Without the waiver of advisory fees, the ratio of expenses to average daily net assets would have been 2.23% for the year ended May 31, 1997.

--------------------------------------------------------------------------------
                                       17

A Detailed Look at Equity Partners Fund--Class A, B and C




------------------------------------------------------------------------------------------------------------------------------------
Financial Highlights
Class C Shares
(for a share outstanding throughout each period)
                                                                                                  For the Period
                                                                      For the Years Ended    October 28, 1998(1)
                                                                                  May 31,                through
                                                                2001                 2000           May 31, 1999

Per share operating performance:
Net asset value, beginning of period                          $20.72               $25.27                $19.09
------------------------------------------------------------------------------------------------------------------------------------
Income from investment operations

Expenses in excess of income                                   (0.13)               (0.08)                (0.03)
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments          4.03                (3.45)                 6.48
------------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                3.90                (3.53)                 6.45
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders

Net investment income and net realized short-term gains           --                (0.03)                   --
------------------------------------------------------------------------------------------------------------------------------------
Net realized long-term gains                                   (0.77)               (0.99)                (0.27)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                            (0.77)               (1.02)                (0.27)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                $23.85               $20.72                $25.27
------------------------------------------------------------------------------------------------------------------------------------
Total investment return(2)                                     19.22%              (14.22)%               34.06%
------------------------------------------------------------------------------------------------------------------------------------
Supplemental data and ratios:

Net assets, end of period (000s omitted)                      $7,149               $6,455                $3,441
------------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Expenses in excess of income                                   (0.57)%              (0.39)%               (0.73)%(3)
------------------------------------------------------------------------------------------------------------------------------------
Expenses                                                        1.93%                1.93%                 1.85%(3)
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                           20%                  32%                   21%
------------------------------------------------------------------------------------------------------------------------------------


(1) Commencement of operations.
(2) Total return excludes the effect of sales charge.
(3) Annualized.


--------------------------------------------------------------------------------
                                       18

Additional information about the Fund's investments and performance is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

You can find more detailed information about the Fund in the current Statement of Additional Information, dated October 1, 2001, which has been filed electronically with the Securities and Exchange Commission (SEC) and which is incorporated by reference. To receive your free copy of the Statement of Additional Information, the annual or semi-annual report, or if you have questions about investing in the Fund, write to:


                   Deutsche Asset Management Service Center
                   PO Box 219210
                   Kansas City, MO 64121-9210
or call toll-free: 1-800-730-1313


You can find reports and other information about the Fund on the EDGAR Database on the SEC's website (http://www.sec.gov), or you can get copies of this information, after payment of a duplicating fee, by electronic request at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, DC 20549-0102. Information about the Fund, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, DC. For information on the Public Reference Room, call the SEC at 202-942-8090.


Flag Investors Equity Partners Fund, Inc.                       CUSIP #33832P109
Class A Shares                                                        #33832P208
Class B Shares                                                        #33832P406
Class C Shares                                                  BDEPPRO (10/01)
                                                                811-8886


Distributed by:
ICC Distributors, Inc.
Two Portland Square
Portland, ME 04101

Deutsche Asset Management

Mutual Fund
Prospectus

October 1, 2001

Institutional Class

Flag Investors Equity Partners Fund

[Like shares of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.]

A Member of the
Deutsche Bank Group[/]

Overview
--------------------------------------------------------------------------------
of Equity Partners Fund--Institutional Class

Goals: The Fund seeks to achieve long-term growth of capital and, secondarily, current income.

Core Strategy: The Fund invests primarily in a diversified portfolio of common stocks.

INVESTMENT POLICIES AND STRATEGIES
The Fund seeks to achieve its goals by investing primarily in a diversified portfolio of common stocks. In managing the Fund, the Fund's investment advisor and sub-advisor (the 'Advisors') use a 'flexible value' approach to look for common stocks that they believe are undervalued in the marketplace based on such characteristics as earnings, dividends, cash flow, or asset values. While the Fund does not limit its investments to issuers in a particular capitalization range, the Advisors currently focus on the securities of larger companies.
--------------------------------------------------------------------------------


Equity Partners Fund--Institutional Class

Overview of Equity Partners Fund


Goals .....................................................................    3
Core Strategy .............................................................    3
Investment Policies and Strategies ........................................    3
Principal Risks of Investing in the Fund ..................................    4
Who Should Consider Investing in the Fund .................................    4
Total Returns, After Fees and Expenses ....................................    5
Fees and Expenses of the Fund .............................................    6


A Detailed Look at Equity Partners Fund


Objectives ................................................................    7
Strategy ..................................................................    7
Principal Investments .....................................................    7
Investment Process ........................................................    7
Risks .....................................................................    7
Management of the Fund ....................................................    8
Calculating the Fund's Share Price ........................................    8
Dividends and Distributions ...............................................    9
Tax Considerations ........................................................    9
Buying and Selling Institutional Class
   Shares .................................................................    9
Financial Highlights ......................................................   14


--------------------------------------------------------------------------------

Overview of Equity Partners Fund--Institutional Class


PRINCIPAL RISKS OF INVESTING IN THE FUND

An investment in the Fund could lose money, or the Fund's performance could trail that of other investments. For example:

o Stock prices could decline generally.

o The 'flexible value' strategy employed by the Advisors may perform worse than other investment styles and the overall market.

o The individual stocks chosen by the Advisors could decline in value.

WHO SHOULD CONSIDER INVESTING IN THE FUND

You should consider investing in the Fund if you are seeking to achieve long-term growth of capital and, secondarily, current income. There is, of course, no guarantee that the Fund will realize its goals. You should not consider investing in the Fund if you are pursuing a short-term financial goal, if you seek regular income or if you cannot tolerate fluctuations in the value of your investments.

This Prospectus describes Flag Investors Equity Partners Fund Institutional Class. The Institutional Class may be purchased only by eligible institutions, by certain qualified retirement plans or by investment advisory affiliates of Deutsche Banc Alex. Brown Inc. or the Deutsche Asset Management family of funds on behalf of their clients.

The Fund by itself does not constitute a balanced investment program. Diversifying your investments may improve your long-run investment return and lower the volatility of your overall investment portfolio.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

--------------------------------------------------------------------------------

                          Overview of Equity Partners  Fund--Institutional Class

TOTAL RETURNS, AFTER FEES AND EXPENSES
                                                                      Year-by-Year Returns
The bar chart and table on this page can help you evaluate            (each full calendar year since inception)
the potential risk and rewards of investing in the Fund by
showing changes in the Fund's performance from year to year.
The bar chart shows the Institutional Class' actual total
return for each full calendar year since the Fund began                24.76%      25.63%       7.54%      0.05%
selling the Institutional Class. The table compares the               --------    --------    --------   --------
Institutional Class' average annual total return with the               1997        1998        1999       2000
Standard & Poor's 500 Composite Stock Index ('S&P 500
Index') over the last calendar year and since inception. An           For the period December 31, 2000 through June 30, 2001, the
index is a model, not an actual portfolio. It is a group of           year-to-date return for the Institutional Class was 8.54%. For
securities whose overall performance is used as a standard            the period shown in the bar chart, the highest return in any
to measure investment performance. It does not factor in the          calendar quarter was 30.03% (fourth quarter 1998) and the
costs of buying, selling and holding securities--costs that           lowest quarterly return was -16.57% (third quarter 1998). Past
are reflected in the Fund's results.                                  performance offers no indication of how the Fund will perform in the future.
------------------------------------------------------------

The S&P 500 Index is a well-known stock market index that
includes common stocks of 500 companies from several
industrial sectors representing a significant portion of the          Performance For Periods Ended December 31, 2000
market value of all stocks publicly traded in the United
States, most of which are traded on the New York Stock                                              Average Annual Total Returns
Exchange. Stocks in the S&P 500 Index are weighted according                                                      Since Inception
to their market capitalization (the number of shares                                               1 Year      (February 14, 1996)
outstanding multiplied by the stock's current price).
                                                                      Institutional Class(1)          0.05%                15.81%
(1) These figures assume the reinvestment of dividends and            --------------------------------------------------------------
    capital gain distributions.                                       S&P 500 Index                  -9.10%                17.97%(2)
(2) For the period from 2/29/96 through 12/31/00.                     --------------------------------------------------------------


--------------------------------------------------------------------------------

Overview of Equity Partners Fund--Institutional Class

FEES AND EXPENSES OF THE FUND                                         Annual Fees and Expenses
(expenses paid from Institutional Class assets)                                                                Percentage of Average
                                                                                                                    Daily Net Assets
The Annual Fees and Expenses table to the right describes
the fees and expenses that you may pay if you buy and hold            Management Fees                                          0.79%
Institutional Class shares.                                           --------------------------------------------------------------
                                                                      Distribution and/or Service (12b-1) Fees                  None
Expense Example. The example below illustrates the expenses           --------------------------------------------------------------
incurred on a $10,000 investment in the Institutional Class           Other Expenses                                           0.14%
of the Fund. The example assumes that the Institutional               --------------------------------------------------------------
Class earned an annual return of 5% over the periods shown,           Total Fund Operating Expenses                            0.93%
the Institutional Class' operating expenses remained the              --------------------------------------------------------------
same, you sold your shares at the end of the period and you
reinvested all dividends and distributions.                           Expense Example

You may use this hypothetical example to compare the Fund's                1 Year         3 Years         5 Years         10 Years
expense history with other funds. The example does not                --------------------------------------------------------------
represent an estimate of future returns or expenses. Actual                  $95            $296            $515           $1,143
costs and investment returns may be higher or lower.                  --------------------------------------------------------------


--------------------------------------------------------------------------------

A detailed look
--------------------------------------------------------------------------------
at Equity Partners Fund--Institutional Class

OBJECTIVES

The Fund seeks to achieve long-term growth of capital and, secondarily, current income. The Advisors are responsible for managing the Fund's investments (see the section entitled 'Management of the Fund').

STRATEGY

The Fund seeks to achieve its objectives by investing primarily in a diversified portfolio of common stocks.

PRINCIPAL INVESTMENTS

Under normal market conditions, the Fund's assets will be invested primarily in common stocks.

INVESTMENT PROCESS

The Advisors follow an investment philosophy referred to as 'flexible value'. They look for common stocks of companies that they believe are undervalued in the marketplace based on such characteristics as earnings, dividends, cash flow, or asset values. In evaluating a company's potential, the Advisors also consider other factors such as earnings growth, industry position, and the strength of management. The Advisors' strategy gives them the flexibility to purchase traditional value stocks as well as the stocks of high growth rate companies. While the Fund does not limit its investments to issuers in a particular capitalization range, the Advisors currently focus on the securities of larger companies. They look for attractive price-to-value relationships in undervalued stocks of strong companies with good management. The emphasis is on individual stock selection, fundamental research, and valuation flexibility, without rigid constraints.

Temporary Defensive Position. The Advisors may from time to time adopt a temporary defensive position in response to extraordinary adverse political, economic or stock market events. The Advisors may invest up to 100% of the Fund's assets in high quality, short-term money market instruments, including repurchase agreements, and in bills, notes or bonds issued by the US Treasury or by agencies of the US Government, if the situation warrants. To the extent the Advisors might adopt such a position and over the course of its duration, the Fund may not meet its goals of achieving long-term growth of capital and, secondarily, current income. The Advisors would follow such a strategy only if they believed the risk of loss in pursuing the Fund's primary investment strategies outweighed the opportunity for gain.

RISKS

Set forth below are some of the prominent risks associated with investing in general, and investing in common stocks in particular. Although the Advisors attempt to assess the likelihood that these risks may occur and to limit them, the Advisors cannot guarantee that they will succeed.

Primary Risks

Market Risk. Although individual stocks can outperform their local markets, deteriorating market conditions might cause an overall weakness in the stock prices of the entire market.


Style Risk. As with any investment strategy, the 'flexible value' strategy used in managing the Fund's portfolio will, at times, perform better than or worse than other investment styles and the overall market. If the Advisors overestimate the value or return potential of one or more common stocks, the Fund may underperform the general equity market.

Security Selection Risk. A risk that pervades all investing is the risk that the securities in the Fund's portfolio will decline in value.

Secondary Risk

Pricing Risk. When price quotations for securities are not readily available or may be unreliable, the Fund determines their value by the method that it believes most accurately reflects their current worth under procedures established by and under the general supervision of the Board of Directors. This procedure involves the risk that the values determined are higher or lower than the prices the securities might actually command if the Fund sold them. If the Fund has valued the securities too highly, you may end up paying too much for Fund shares when you buy into the Fund. If the Fund underestimates their prices, you may not receive the full market value for your Fund shares when you sell.


--------------------------------------------------------------------------------

A detailed look at Equity Partners Fund--Institutional Class

MANAGEMENT OF THE FUND

Deutsche Asset Management is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Fund Management, Inc., Bankers Trust Company, Deutsche Banc Alex. Brown Inc., Deutsche Asset Management, Inc., and Deutsche Asset Management Investment Services Limited.

Board of Directors. A Board of Directors supervises all of the Fund's activities on behalf of the Fund's shareholders.

Investment Advisor and Sub-Advisor. Investment Company Capital Corp. ('ICCC' or the 'Advisor') is the Fund's investment advisor and Alex. Brown Investment Management ('ABIM' or the 'Sub-Advisor') is the Fund's sub-advisor. ICCC is also the investment advisor to other mutual funds in the Deutsche Asset Management family of funds. As of August 31, 2001, funds managed by ICCC totaled approximately $11 billion in net assets. ABIM is a registered investment advisor with approximately $9.2 billion under management as of August 31, 2001. ABIM is a limited partnership owned by J. Dorsey Brown and Buppert, Behrens & Owen, Inc., a company organized by three employees of ABIM.

ICCC is responsible for supervising and managing all of the Fund's operations, including overseeing the performance of ABIM. ABIM is responsible for decisions to buy and sell securities for the Fund, for broker-dealer selection, and for negotiation of commission rates.

As compensation for its services for the fiscal year ended May 31, 2001, ICCC received from the Fund a fee equal to 0.79% of the Fund's average daily net assets. ICCC compensates ABIM out of its advisory fee. ICCC is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking, and insurance.

ICCC's and ABIM's address is One South Street, Baltimore, Maryland 21202.

Portfolio Manager
The following portfolio manager is responsible for the day-to-day management of the Fund.

Mr. Lee S. Owen, Vice President of Alex. Brown Investment Management and Manager of the Fund.

o Managed the Fund since inception.
o Joined ABIM as a Vice President in 1983.
o 29 years of investment industry experience.
o Prior experience as portfolio manager at T. Rowe Price Associates.
o BA from Williams College and MBA from the University of Virginia.
o Member of the Baltimore Security Analysts Society and the Financial Analysts Federation.

CALCULATING THE FUND'S SHARE PRICE

The Fund calculates the price of its shares (also known as the 'net asset value' or 'NAV') in accordance with the standard formula for valuing mutual fund shares described below. The Fund calculates its net asset value as of the close of regular trading on the New York Stock Exchange each day the New York Stock Exchange is open for business. You can find the Fund's share price in the mutual fund listings of most major newspapers and on the Deutsche Asset Management website: www.deam-us.com.

The Fund calculates a net asset value per share for each of its classes. The formula for calculating the Fund's net asset values by class calls for deducting all of the liabilities of each class from the total value of its assets--the market value of the securities it holds, plus its cash reserves--and dividing the result by the number of outstanding shares of that class. The Fund values its securities at their stated market value if price quotations are readily available and reliable. When price quotations for a particular security are not readily available or may be unreliable, the Fund determines its value by the method it believes most accurately reflects its fair value under procedures adopted in good faith by and under the general supervision of the Board of Directors.
--------------------------------------------------------------------------------
Typically, the New York Stock Exchange is open every week, Monday through Friday, except when the following holidays are celebrated: New Year's Day, Martin Luther King, Jr. Day (the third Monday in January), Presidents' Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), Independence Day, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day. On days when the New York Stock Exchange closes early the Fund will calculate its net asset value at the time of closing.


--------------------------------------------------------------------------------

                    A Detailed Look at Equity Partners Fund--Institutional Class


DIVIDENDS AND DISTRIBUTIONS                                           Dividends and distributions usually have the following tax status:
If the Fund earns net investment income, its policy is to
distribute to shareholders substantially all of that income           Transaction                             Tax Status
semi-annually. The Fund reserves the right to include in the
distribution any short-term capital gains on securities that          Income dividends                        Ordinary income
it sells. If the Fund recognizes net capital gain, its                --------------------------------------------------------------
policy is to distribute to shareholders substantially all             Short-term capital gain                 Ordinary income
previously undistributed capital gain at least annually.              distributions*
                                                                      --------------------------------------------------------------
The Fund may also pay dividends and capital gain                      Long-term capital gain                  Long-term capital gain
distributions at other times if necessary for the Fund to             distributions*
avoid federal income or excise tax. If you invest in the              --------------------------------------------------------------
Fund close to the time that the Fund makes capital gain               *Whether capital gain distributions are considered short-term
distributions, generally you will pay taxes on the amount of          or long-term does not depend on how long you own your shares.
the distribution whether you reinvest the distribution or
receive it as cash. The Fund automatically reinvests all              In addition, the sale of Fund shares (which includes a
dividends and distributions in shares of the Fund, unless             redemption or an exchange for shares of another Deutsche Asset
you elect to have your dividends and distributions                    Management fund) is generally a taxable transaction for you:
reinvested in shares of another Deutsche Asset Management
fund or elect to receive them in cash. To make either                 Transaction                             Tax Status
election, complete the appropriate section of the
application or notify the Deutsche Asset Management Service           Your sale of shares owned               Generally, long-term
Center (the 'Service Center') or your service agent at least          for more than one year                  capital gain or loss
five days before the date on which the next dividend or               --------------------------------------------------------------
distribution will be paid. Any dividends payable on shares            Your sale of shares owned               Generally, short-term
you redeem will be paid on the next dividend payable date.            for one year or less                    capital gain or loss
If you have redeemed all of your shares by that time, the             subject to special rules
dividend will be paid in cash whether or not that is the              --------------------------------------------------------------
payment option you have selected.                                     By law, the Fund must withhold a portion of your taxable
                                                                      distributions, dividends and sales proceeds equal to the
TAX CONSIDERATIONS                                                    current backup withholding tax rate, if you do not provide your correct social security or taxpayer identification number
The following summary is based on current tax laws that may           along with the certifications required by the IRS, or if the
change. The tax considerations for tax-deferred accounts,             IRS instructs the Fund to do so.
non-taxable entities and non-US investors may be different.
Because tax circumstances for each investor are unique and
tax laws are subject to change, you should consult with your tax advisor before investing.

If you are a taxable shareholder, you and other taxable shareholders pay federal, state and local taxes on the income dividends or capital gain distributed by the Fund.
Your taxes will vary from year to year, based on the amount of dividends and capital gain distributions paid out by the Fund. Every year the Fund will send you information on the tax status of dividends and distributions paid the previous year. You may owe taxes whether you receive cash or choose to have dividends and distributions reinvested.

BUYING AND SELLING INSTITUTIONAL CLASS SHARES

Eligibility Requirements

You may buy Institutional Class shares if you are any of the following:

o An eligible institution (eg, a financial institution, corporation, trust, estate or educational, religious or charitable institution).

o An employee benefit plan with assets of at least $50 million.

o A registered investment advisor or financial planner purchasing shares on behalf of clients and charging an asset-based or hourly fee.

o A client of the private banking division of Deutsche Bank AG.

--------------------------------------------------------------------------------

o A Director or Trustee of any mutual fund advised or administered by Deutsche Asset Management, Inc. or its affiliates, or employees of Deutsche Bank AG and its affiliates, their spouses and minor children.

Investment Minimums

Your initial investment must be at least $250,000. There are no investment minimums for subsequent investments. The minimum initial investment is waived for:

o Investment advisory affiliates of Deutsche Banc Alex. Brown Inc. or the Deutsche Asset Management family of funds purchasing shares for the accounts of their investment advisory clients.

o Employee benefit plans with assets of at least $50 million.

o Clients of the private banking division of Deutsche Bank AG.

o A Director or Trustee of any mutual fund advised or administered by Deutsche Asset Management, Inc. or its affiliates, or employees of Deutsche Bank AG and its affiliates, their spouses and minor children.

If the value of your account falls below $50,000, for any reason other than a change in market value, the Fund reserves the right to redeem your shares, after giving you 60 days' notice. The Fund and its service providers also reserve the right to waive or modify the above eligibility requirements and investment minimums from time to time at their discretion.

You may buy Institutional Class shares through any financial institution that is authorized to act as a service agent. You may also buy Institutional Class shares by sending your check (along with a completed application) directly to the Service Center.

How to Buy and Sell Shares through Your Service Agent

Buying. You may buy Institutional Class shares through your service agent. Contact them for details on how to enter and pay for your order. The Fund's investment advisor or administrator may provide significant compensation to securities dealers and service agents for distribution, administrative and promotional services.

Selling. You may redeem Institutional Class shares through your securities dealer or service agent. Contact them for details on how to enter your order and for information as to how you will be paid. You will be paid for redeemed shares by wire transfer of funds to your securities dealer, service agent or bank upon receipt of a duly authorized redemption request as promptly as feasible and, under most circumstances, within three business days.

How to Buy and Sell Shares through the Deutsche Asset Management Service Center

BY MAIL

Buying. Send your check in US dollars, payable to 'Flag Investors Equity Partners Fund, Inc. - Institutional Class - Fund Number 446' to the Service Center. The addresses are shown under 'How to Contact the Deutsche Asset Management Service Center.' Be sure to include the fund number and your account number (see your account statement) on your check. Please note that the Service Center cannot accept cash, starter checks, third-party checks or checks issued by credit card companies or internet-based companies. If you are investing in more than one fund, make your check payable to 'Deutsche Asset Management Funds,' include your account number, the names and numbers of the funds you have selected, and the dollar amount or percentage you would like invested in each fund.

Selling. Send a signed letter to the Service Center with your name, your fund number and account number, the fund's name, and either the number of shares you wish to sell or the dollar amount you wish to receive. Your signature must be signature guaranteed if the amount is more than $100,000 or if it will be sent to an address other than the one on record. You must leave at least $50,000 worth of shares in your account to keep it open. Unless exchanging into another Deutsche Asset Management mutual fund, you must submit a written authorization to sell shares in a retirement account.

--------------------------------------------------------------------------------

A Detailed Look at Equity Partners Fund--Institutional Class

BY WIRE

Buying. You may only buy shares by wire if your account is authorized to do so. Please note that you or your service agent must call the Service Center at 1-800-730-1313 to notify us in advance of a wire transfer purchase. Inform the Service Center representative of the amount of your purchase and receive a trade confirmation number. Instruct your bank to send payment by wire using the wire instructions noted below. All wires must be received by 4:00 pm (Eastern time) the next business day.

Bank Name:                                             Bankers Trust

Routing No:                                            021001033

Attn:                                                  Deutsche Asset Management
                                                       Mutual Funds

DDA No:                                                00-226-296

FBO:                                                   (Account name)

                                                       (Account number)

Credit:                                                Flag Investors Equity
                                                       Partners Fund, Inc.--
                                                       Institutional Class--446

Wire transfers normally take two or more hours to complete and the sending bank may charge a fee. Wire transfers may be restricted on holidays and at certain other times. If your wire is not received by 4:00 pm (Eastern time) on the next business day after the Fund receives your request to purchase shares, your transaction will be canceled at your expense and risk.

Refer to your account statement for the account name and number.

Selling. You may sell shares by wire only if your account is authorized to do so. To sell shares by wire, contact your service agent or the Service Center at 1-800-730-1313. Inform the Service Center representative of the amount of your redemption and receive a trade confirmation number. For your protection, you may not change the destination bank account over the phone. The Service Center must receive your order by 4:00 pm (Eastern time) to wire your account the next business day.

Telephone Transactions

If your shares are in an account with the Service Center, you may receive redemption proceeds by check in any amount up to $100,000, or by wire in any amount, or exchange shares for Institutional Class shares of another Deutsche Asset Management fund by calling the Service Center on any business day between the hours of 8:30 am and 7:00 pm (Eastern time). You are automatically entitled to telephone transaction privileges but you may specifically request that no telephone redemptions or exchanges be accepted for your account. You may make this election when you complete the application or at any time thereafter by completing and returning documentation supplied by the Service Center.

The Service Center will employ reasonable procedures to confirm that telephoned instructions are genuine. These procedures include requiring you to provide certain personal identification information when you open your account and before you execute each telephone transaction. You may be required to provide additional written instructions. If these procedures are employed, neither the Fund nor the Service Center will bear any liability for following telephone instructions that the Service Center reasonably believes to be genuine. Your telephone transaction request will be recorded.

How to Contact the Deutsche Asset Management Service Center

By Phone:                                        1-800-730-1313

By Mail:                                         Deutsche Asset Management
                                                 Service Center
                                                 PO Box 219210
                                                 Kansas City, MO 64121-9210

By Overnight Mail:                               Deutsche Asset Management
                                                 Service Center
                                                 210 West 10th Street, 8th floor
                                                 Kansas City, MO 64105-1716

Representatives are available to assist you personally Monday through Friday, 8:30 am to 7:00 pm (Eastern time) each day the New York Stock Exchange is open for business. You can reach the Service Center's automated assistance line 24 hours a day, 7 days a week.

--------------------------------------------------------------------------------
                                       11

A Detailed Look at Equity Partners Fund--Institutional Class


How to Open Your Fund Account with the Deutsche Asset Management Service Center

By Mail: Complete and sign an account application. You may obtain an application by calling the Service Center. Mail the completed application along with a check payable to 'Flag Investors Equity Partners Fund, Inc.- Institutional Class - Fund Number 446' to the Service Center. The addresses are shown under 'How to Contact the Deutsche Asset Management Service Center.'

By Wire:       Call the Service Center to set up a wire account.

Please note that your account cannot become activated until the Service Center receives a completed application.

Exchange Privilege

You may exchange all or part of your Institutional Class shares for Institutional Class shares of another Deutsche Asset Management mutual fund up to four times per calendar year. The Fund may modify or terminate this exchange privilege upon 60 days' notice. Your purchase order might not be accepted if the Fund determines that your purchase would be detrimental to the interests of shareholders. (See the section entitled 'Important Information about Buying and Selling Institutional Class Shares.') You may request an exchange through your service agent. Contact your service agent for details on how to enter your order. Before exchanging shares, you should obtain a copy of that fund's prospectus and read it carefully. If you have an account with the Fund that is in your name, you may also request an exchange directly through the Service Center by mail or by telephone. You will receive a written confirmation of each transaction from the Service Center or your service agent. Please note the following conditions:

o The accounts between which the exchange is taking place must have the same name, address and taxpayer ID number.

o You may make the exchange by phone for amounts up to $100,000, only if your account has the exchange by phone feature, otherwise make the exchange by letter.

o If your shares are in a taxable account, you may have to pay taxes on the exchange.

o Your exchange must meet the minimum investment amount for the class of shares of the fund being purchased.

Important Information about Buying and Selling Institutional Class Shares

o You may buy and sell shares of the Fund through authorized service agents. The price at which you buy and sell shares is based on the next calculation of the NAV after the order is received by the Service Center or your service agent, provided that your service agent forwards your order to the Service Center in a timely manner. Contact your service agent if you have a dispute as to when your order was actually received by the Service Center.

o The Fund accepts payment for shares only in US dollars by check, by bank or Federal Funds wire transfer, or by electronic bank transfer. Please note that the Fund cannot accept cash, starter checks, third-party checks or checks issued by credit card companies or internet-based companies.

o The payment of redemption proceeds and the processing of exchanges for shares of the Fund recently purchased by check may be delayed for up to 15 calendar days while the Fund waits for your check to clear.

o Unless otherwise instructed, the Service Center normally mails a check for the proceeds from the sale of your shares to your account address the next business day but may take up to seven days after the Service Center receives your order in proper form.

o Any dividends payable on shares you redeem will be paid on the next dividend payable date. If you have redeemed all of your shares by that time, the dividend will be paid to you in cash whether or not that is the payment option you have selected.

o The Fund remits proceeds from the sale of shares in US dollars. Under certain circumstances, the Fund reserves the right to redeem shares 'in-kind', which means that the Fund may give you a portion of your redemption in portfolio securities.

o The Fund does not issue share certificates for the Institutional Class.

o You may have difficulty contacting the Service Center by telephone during times of market volatility or disruption in telephone service. If you are unable to reach the Service Center by telephone, you should make your request by mail.


--------------------------------------------------------------------------------

                    A Detailed Look at Equity Partners Fund--Institutional Class


o The Fund will not accept purchase and sale orders on any day the New York Stock Exchange is closed. On New York Stock Exchange holidays or on days when the Exchange closes early, the Service Center will adjust its hours accordingly.

o The Fund reserves the right to reject purchases of Fund shares (including purchases that are part of an exchange) for any reason. The Fund reserves the right to suspend or postpone redemptions during periods when: 1) the New York Stock Exchange is closed; 2) trading on the New York Stock Exchange is restricted; or 3) an emergency exists that prohibits the Fund from disposing of its portfolio securities or pricing its shares.

o Your purchase order may not be accepted if the Fund determines that your purchase would be detrimental to the interests of its shareholders. The Fund specifically reserves the right to refuse your order if it is part of multiple purchase or exchange requests that the Fund, in its sole discretion, deems to involve excessive trading or to be part of a market timing strategy. In making its determination, the Fund may consider orders you have placed individually, orders placed in combination with a group of shareholders or commonly controlled accounts and orders placed by your service agent. For these purposes, the Fund may consider, among other factors, your trading history in this or any affiliated fund, the funds involved, the amount of your investment, your background and the background of any other investors or service agents involved.

o If you use a written request to exchange or sell your shares and your account is registered in the name of a corporation or other fiduciary you must include the name of an authorized person and a certified copy of a current corporate resolution, certificate of incumbency or similar legal document showing that the named individual is authorized to act on behalf of the record owner.

o Account Statements and Fund Reports: The Service Center or your service agent will furnish you with a written confirmation of every transaction that affects your account balance. You will also receive periodic statements reflecting the balances in your account. The Service Center will send you semi-annual and annual reports on the Fund's overall performance, its holdings and its investing strategies.

--------------------------------------------------------------------------------

A Detailed Look at Equity Partners Fund--Institutional Class

The table below provides a picture of the Institutional Class' financial performance for the past five fiscal years. The information selected reflects results for a single Fund share. The total returns in the table represent the rate of return that an investor would have earned on an investment in the Institutional Class, assuming reinvestment of all dividends and distributions.

This information has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the Fund's financial statements, is included in the Fund's annual report. The annual report is available free of charge by calling the Service Center at 1-800-730-1313.



Financial Highlights
(For a share outstanding throughout each period)
                                                                                    For the Year Ended May 31,
                                                             2001            2000            1999           1998           1997
Per share operating performance:
Net asset value, beginning of year                          $21.35          $25.75          $21.32         $16.94         $13.10
------------------------------------------------------------------------------------------------------------------------------------
Income from investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                         0.11            0.15            0.04           0.10           0.14
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments        4.15           (3.53)           4.70           4.61           3.95
------------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                              4.26           (3.38)           4.74           4.71           4.09
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders
------------------------------------------------------------------------------------------------------------------------------------
Net investment income and net realized short-term gains      (0.14)          (0.03)          (0.04)         (0.14)         (0.18)
------------------------------------------------------------------------------------------------------------------------------------
Net realized long-term gains                                 (0.77)          (0.99)          (0.27)         (0.19)         (0.07)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                          (0.91)          (1.02)          (0.31)         (0.33)         (0.25)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of year                                $24.70          $21.35          $25.75         $21.32         $16.94
------------------------------------------------------------------------------------------------------------------------------------
Total investment return                                      20.44%         (13.39)%         22.53%         28.14%         31.58%
------------------------------------------------------------------------------------------------------------------------------------
Supplemental data and ratios:
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (000s omitted)                    $115,588        $105,505        $125,388        $94,354        $42,115
------------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                                         0.43%           0.65%           0.23%          0.54%          0.81%(1)
------------------------------------------------------------------------------------------------------------------------------------
Expenses                                                      0.93%           0.93%           0.95%          0.98%          1.10%(2)
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                         20%             32%             21%             8%            18%
------------------------------------------------------------------------------------------------------------------------------------

(1) Without the waiver of advisory fees, the ratio of net investment income to average daily net assets would have been 0.68% for the year ended May 31, 1997.
(2) Without the waiver of advisory fees, the ratio of expenses to average daily net assets would have been 1.23% for the year ended May 31, 1997.

--------------------------------------------------------------------------------

Additional information about the Fund's investments and performance is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

You can find more detailed information about the Fund in the current Statement of Additional Information, dated October 1, 2001, which has been filed electronically with the Securities and Exchange Commission (SEC) and which is incorporated by reference. To receive your free copy of the Statement of Additional Information, the annual or semi-annual report, or if you have questions about investing in the Fund, write to:

                    Deutsche Asset Management Service Center
                    PO Box 219210
                    Kansas City, MO
                    64121-9210
or call toll-free: 1-800-730-1313

You can find reports and other information about the Fund on the EDGAR Database on the SEC's website (http://www.sec.gov), or you can get copies of this information, after payment of a duplicating fee, by electronic request at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, DC 20549-0102. Information about the Fund, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, DC. For information on the Public Reference Room, call the SEC at 202-942-8090.


Flag Investors Equity Partners Fund, Inc.--Institutional Class
                                                                CUSIP #33832P307
                                                                EPIPRO (10/01)
                                                                811-8886

Distributed by:
ICC Distributors, Inc.
Two Portland Square
Portland, ME 04101

                       STATEMENT OF ADDITIONAL INFORMATION


                    FLAG INVESTORS EQUITY PARTNERS FUND, INC.



                                One South Street
                            Baltimore, Maryland 21202








          THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS.
    IT SHOULD BE READ IN CONJUNCTION WITH A PROSPECTUS. THE AUDITED FINANCIAL STATEMENTS OF THE FUND ARE INCLUDED IN THE FUND'S ANNUAL REPORT, WHICH HAS
  BEEN FILED ELECTRONICALLY WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS
   INCORPORATED BY REFERENCE INTO THIS STATEMENT OF ADDITIONAL INFORMATION. A
     COPY OF EACH PROSPECTUS AND THE ANNUAL REPORT MAY BE OBTAINED WITHOUT CHARGE FROM YOUR SECURITIES DEALER OR SHAREHOLDER SERVICE AGENT OR BY
                 WRITING OR CALLING THE FUND, ONE SOUTH STREET,
                   BALTIMORE, MARYLAND 21202, (800) 730-1313.








            Statement of Additional Information Dated October 1, 2001
              relating to Prospectuses Dated October 1, 2001 for:


    Flag Investors Equity Partners Fund Class A Shares, Flag Investors Equity Partners Fund Class B Shares, Flag Investors Equity Partners Fund Class C Shares
          and Flag Investors Equity Partners Fund Institutional Class

                                TABLE OF CONTENTS



GENERAL INFORMATION AND HISTORY...........................................................................................1
INVESTMENT OBJECTIVES, POLICIES AND RISK CONSIDERATIONS...................................................................1
       Equity Securities..................................................................................................2
       Below Investment Grade Securities..................................................................................2
       Repurchase Agreements..............................................................................................3
       Lending of Portfolio Securities....................................................................................4
       Foreign Investment Risk Considerations.............................................................................4
       Temporary Investments..............................................................................................5
       Rule 144A Securities...............................................................................................5
       Initial Public Offerings (IPOs)....................................................................................5
       Investment Restrictions............................................................................................5
VALUATION OF SHARES, SUBSCRIPTIONS AND REDEMPTIONS........................................................................6
       Valuation of Shares................................................................................................6
       Subscriptions......................................................................................................6
       Redemptions........................................................................................................6
FEDERAL TAX TREATMENT OF DIVIDENDS AND DISTRIBUTIONS......................................................................6
       Qualification as a Regulated Investment Company....................................................................7
       Fund Distributions.................................................................................................7
       Sale or Exchange of Fund Shares....................................................................................8
       Federal Excise Tax; Miscellaneous Considerations...................................................................9
       State and Local Taxes..............................................................................................9
MANAGEMENT OF THE FUND....................................................................................................9
       Directors and Officers.............................................................................................9
       Code of Ethics....................................................................................................14
INVESTMENT ADVISORY AND OTHER SERVICES...................................................................................15
DISTRIBUTION OF FUND SHARES..............................................................................................16
       General Information...............................................................................................18
BROKERAGE................................................................................................................19
CAPITAL STOCK............................................................................................................20
SEMI-ANNUAL REPORTS AND ANNUAL REPORTS...................................................................................21
CUSTODIAN, TRANSFER AGENT AND ACCOUNTING SERVICES........................................................................21
INDEPENDENT ACCOUNTANTS..................................................................................................21
LEGAL MATTERS............................................................................................................21
PERFORMANCE INFORMATION..................................................................................................22
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES......................................................................23
FINANCIAL STATEMENTS.....................................................................................................24
APPENDIX A...............................................................................................................A-1

GENERAL INFORMATION AND HISTORY

         Flag Investors Equity Partners Fund, Inc. (the `Fund') is an open-end diversified management investment company. Under the rules and regulations of the Securities and Exchange Commission (the `SEC'), all mutual funds are required to furnish prospective investors with certain information concerning the activities of the company being considered for investment. The Fund currently offers four classes of shares: Flag Investors Equity Partners Fund Class A Shares (the `Class A Shares'), Flag Investors Equity Partners Fund Class B Shares (the `Class B Shares'), Flag Investors Equity Partners Fund Class C Shares (`Class C Shares') and Flag Investors Equity Partners Fund Institutional Class (formerly, Flag Investors Equity Partners Institutional Shares)(the `Institutional Class') (collectively, the `Shares'). As used herein, the `Fund' refers to Flag Investors Equity Partners Fund, Inc. and specific references to any class of the Fund's Shares will be made using the name of such class. On May 7, 2001, Deutsche Asset Management changed the name of its `Flag Investors' family of mutual funds to `Deutsche Asset Management.' This change does not affect the name, management, or operations of the Fund, but results in modifications to the presentation of the Fund's prospectuses, periodic reports and other publications on behalf of the Fund.

         Important information concerning the Fund is included in the Fund's Prospectuses, which may be obtained without charge from the Fund's distributor (the `Distributor') or from Participating Dealers that offer Shares to prospective investors. Prospectuses may also be obtained from Shareholder Service Agents. Some of the information required to be in this Statement of Additional Information is also included in the Fund's current Prospectuses. To avoid unnecessary repetition, references are made to related sections of the Prospectuses. In addition, the Prospectuses and this Statement of Additional Information omit certain information about the Fund and its business that is contained in the Registration Statement for the Fund and its Shares filed with the SEC. Copies of the Registration Statement as filed, including such omitted items, may be obtained from the SEC by paying the charges prescribed under its rules and regulations.

         The Fund was incorporated under the laws of the State of Maryland on November 29, 1994. The Fund filed a registration statement with the SEC registering itself as an open-end diversified management investment company under the Investment Company Act of 1940, as amended (the `Investment Company Act') and its Shares under the Securities Act of 1933, as amended (the `Securities Act'), and began operations on February 13, 1995. The Fund has offered the Institutional Class since February 14, 1996 and the Class C Shares since October 28, 1998.

         Under a license agreement dated January 31, 1995 between the Fund and Alex. Brown & Sons Incorporated (predecessor to Deutsche Banc Alex. Brown Inc.) (`Deutsche Banc Alex. Brown'), Alex. Brown & Sons Incorporated licenses to the Fund the `Flag Investors' name and logo but retains the rights to the name and logo, including the right to permit other investment companies to use them.


INVESTMENT OBJECTIVES, POLICIES AND RISK CONSIDERATIONS

         The Fund seeks to achieve long-term growth of capital and, secondarily, current income by investing primarily in a diversified portfolio of common stocks. The Fund may make other equity investments (including preferred stocks, convertible securities, warrants and other securities convertible into or exchangeable for common stocks). Under normal market conditions, the Fund will invest as fully as feasible in equity securities and at least 65% of the Fund's total assets will be so invested. There can be no assurance that the Fund's investment objectives will be achieved.

         The Fund is named for the three-way partnership among company management, the Fund's management and the shareholder. Companies owned by the Fund have management who are committed to the interests of their shareholders and may have a significant ownership position in their companies' stock. Similarly, the Fund's portfolio manager has a significant personal investment in the Fund's shares. Their vested interests are aligned with yours, so that achieving shareholder value is more than a stated objective. Company management, Fund management and shareholders are linked like equity partners.

         The Fund's emphasis, as always, has been on continuous improvement in the portfolio holdings. This process involves eliminating investments in companies in which the manager's confidence has waned and adding investments in which his conviction is high. The manager tries to avoid selling his favorite long-term holdings simply because they have gone up significantly and buying weaker companies simply because their stocks have lagged. The manager's experience over the years has been that, despite various market levels, there are always good values to take advantage of by using extensive research and independent thinking.

         In addition, the Fund may invest up to 10% of its total assets in non-convertible debt securities. Up to all of any such investments may be in securities that are rated below investment grade by Moody's Investors Service, Inc. (`Moody's') or Standard & Poor's Ratings Group (`S&P') or are unrated and of similar quality, as determined by the investment advisor and sub-advisor (the `Advisors') under criteria approved by the Board of Directors. A description of the rating categories of S&P and Moody's is set forth in Appendix A to this Statement of Additional Information. Any remaining assets of the Fund not invested as described above may be invested in high quality money market instruments. For temporary defensive purposes the Fund may invest up to 100% of its assets in high quality short-term money market instruments, including repurchase agreements, and in bills, notes or bonds issued by the US Treasury Department or by other agencies of the US Government.

         Additional information about certain of the Fund's investment policies and practices are described below.


Equity Securities

         Equity securities include common stocks, preferred stocks, warrants, and other securities that may be converted into or exchanged for common stocks. Common stocks are equity securities that represent an ownership interest in a corporation, entitling the shareholder to voting rights and receipt of dividends based on proportionate ownership. Preferred stock is a class of capital stock that pays dividends at a specified rate and that has preference over common stock in the payment of dividends and the liquidation of assets. Warrants are instruments giving holders the right, but not the obligation, to buy shares of a company at a given price during a specified period. Convertible securities are securities that may be converted either at a stated price or rate within a specified period of time into a specified number of shares of common stock.


         In general, the market value of a convertible security is at least the higher of its `investment value' (i.e., its value as a fixed-income security) or its `conversion value' (i.e., the value of the underlying shares of common stock if the security is converted). As a fixed-income security, a convertible security tends to increase in market value when interest rates decline and tends to decrease in value when interest rates rise. However, the price of a convertible security also is influenced by the market value of the security's underlying common stock. Thus, the price of a convertible security tends to increase as the market value of the underlying common stock increases, whereas it tends to decrease as the market value of the underlying stock declines. Investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

Below Investment Grade Securities

         The Fund may purchase non-convertible debt securities that carry ratings lower than those assigned to investment grade bonds by S&P or Moody's, or that are unrated by S&P or Moody's if such bonds, in the Advisors' judgment, meet the quality criteria established by the Board of Directors. These bonds generally are known as `junk bonds.' These securities may trade at substantial discounts from their face values. Accordingly, if the Fund is successful in meeting its objective, investors may receive a total return consisting not only of income dividends but, to a lesser extent, capital gains. Appendix A to this Statement of Additional Information sets forth a description of the S&P and Moody's rating categories, which indicate the rating agency's opinion as to the probability of timely payment of interest and principal. These ratings range in descending order of quality from AAA to D, in the case of S&P, and from Aaa to C, in the case of Moody's. Generally, securities that are rated lower than BBB by S&P or Baa by Moody's are described as below investment grade. Securities rated lower than investment grade may be of a predominately speculative character and their future cannot be considered well-assured. The issuer's ability to make timely payments of principal and interest may be subject to material contingencies. Securities in the lowest rating categories may be unable to make timely interest or principal payments and may be in default and in arrears in interest and principal payments.

         Ratings of S&P and Moody's represent their opinions of the quality of bonds and other debt securities they undertake to rate at the time of issuance. However, these ratings are not absolute standards of quality and may not reflect changes in an issuer's creditworthiness. Accordingly, the Advisors do not rely exclusively on ratings issued by S&P or Moody's in selecting portfolio securities, but supplement such ratings with independent and ongoing reviews of credit quality. In addition, the total return the Fund may earn from investments in high-yield securities will be significantly affected not only by credit quality but by fluctuations in the markets in which such securities are traded. Accordingly, selection and supervision by the Advisors of investments in lower rated securities involves continuous analysis of individual issuers, general business conditions, activities in the high-yield bond market and other factors. The analysis of issuers may include, among other things, historic and current financial conditions, strength of management, responsiveness to business conditions, credit standing and current and anticipated results of operations. Analysis of general business conditions and other factors may include anticipated changes in economic activity in interest rates, the availability of new investment opportunities and the economic outlook for specific industries.

         Investing in higher yield, lower rated bonds entails substantially greater risk than investing in investment grade bonds, including not only credit risk, but potentially greater market volatility and lower liquidity. Yields and market values of high-yield bonds will fluctuate over time, reflecting not only changing interest rates but also the bond market's perception of credit quality and the outlook for economic growth. When economic conditions appear to be deteriorating, lower rated bonds may decline in value due to heightened concern over credit quality, regardless of prevailing interest rates. In adverse economic conditions, the liquidity of the secondary market for high-yield bonds may be significantly reduced. In addition, adverse economic developments could disrupt the high-yield bond market, affecting both price and liquidity, and could also affect the ability of issuers to repay principal and interest, thereby leading to a default rate higher than has been the case historically. Even under normal conditions, the market for high-yield bonds may be less liquid than the market for investment grade corporate bonds. There are fewer securities dealers in the high-yield bond market and purchasers of high-yield bonds are concentrated among a smaller group of securities dealers and institutional investors. In periods of reduced market liquidity, the market for high-yield bonds may become more volatile and there may be significant disparities in the prices quoted for high-yield securities by various dealers. Under conditions of increased volatility and reduced liquidity, it would become more difficult for the Fund to value its portfolio securities accurately because there might be less reliable, objective data available. Finally, prices for high-yield bonds may be affected by legislative and regulatory developments. For example, from time to time, Congress has considered legislation to restrict or eliminate the corporate tax deduction for interest payments or to regulate corporate restructurings such as takeovers, mergers or leveraged buyouts. Such legislation may significantly depress the prices of outstanding high-yield bonds.

Repurchase Agreements

         The Fund may enter into repurchase agreements with domestic banks or broker-dealers deemed to be creditworthy by the Advisors. A repurchase agreement is a short-term investment in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the obligation at a future time and set price, usually not more than seven days from the date of purchase, thereby determining the yield during the Fund's holding period. The value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. The Fund makes payment for such securities only upon physical delivery or evidence of book-entry transfer to the account of a custodian or bank acting as agent. The underlying securities, which in the case of the Fund are securities of the US Government only, may have maturity dates exceeding one year. The Fund does not bear the risk of a decline in value of the underlying securities unless the seller defaults under its repurchase obligation. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and loss including (a) possible decline in the value of the underlying security while the Fund seeks to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period and (c) expenses of enforcing its rights.

Lending of Portfolio Securities

         The Fund may lend its investment securities to approved institutional borrowers who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its investment securities, the Fund attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would belong to the Fund. The Fund may lend its investment securities so long as the terms, structure and the aggregate amount of such loans are not inconsistent with the Investment Company Act or the rules and regulations or interpretations of the SEC thereunder, which currently require that (a) the borrower pledge and maintain with the Fund collateral consisting of liquid, unencumbered assets having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower `marks to market' on a daily basis),
(c) the loan be made subject to termination by the Fund at any time, and (d) the Fund receive reasonable interest on the loan (which may include the Fund investing any cash collateral in interest bearing short-term investments), and distributions on the loaned securities and any increase in their market value. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by the Advisors to be of good standing and when, in the judgment of the Advisors, the consideration that can be earned from such securities loans justifies the attendant risk. All relevant facts and circumstances, including the creditworthiness of the borrower, will be considered in making decisions with respect to the lending of securities.

         At the present time, the staff of the SEC does not object if an investment company pays reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the investment company's Board of Directors. In addition, voting rights may pass with the loaned securities, but if a material event occurs affecting an investment on loan, the loan must be called and the securities voted. Cash collateral may be invested in a money market fund managed by Bankers Trust Company (or its affiliates). Deutsche Bank AG (or its affiliate, Bankers Trust Company) may serve as the Fund's lending agent and may share in revenue received from securities lending transactions as compensation for this service.

Foreign Investment Risk Considerations

         From time to time, the Advisors may invest the Fund's assets in American Depositary Receipts and other securities, which are traded in the United States and represent interests in foreign issuers. The Advisors may also invest up to 10% of the Fund's assets in securities of foreign companies, and in debt and equity securities issued by foreign corporate and government issuers and which are not traded in the United States when the Advisors believe that such investments provide good opportunities for achieving income and capital gains without undue risk. Foreign investments involve substantial and different risks which should be carefully considered by any potential investor. Such investments are usually not denominated in dollars so changes in the relative values of the dollar and other currencies will affect the value of foreign investments. In general, less information is publicly available about foreign companies than is available about companies in the United States. Most foreign companies are not subject to uniform audit and financial reporting standards, practices and requirements comparable to those in the United States. In most foreign markets volume and liquidity are less than in the United States and, at times, volatility can be greater than in the United States. Fixed commissions on foreign stock exchanges are generally higher than the negotiated commissions on United States exchanges. There is generally less government supervision and regulation of foreign stock exchanges, brokers, and companies than in the United States. The settlement periods for foreign securities, which are often longer than those for securities of US issuers, may affect portfolio liquidity. Portfolio securities held by the Fund which are listed on foreign exchanges may be traded on days that the Fund does not value its securities, such as Saturdays and the customary United States business holidays on which the New York Stock Exchange is closed. As a result, the net asset value of Shares may be significantly affected on days when shareholders do not have access to the Fund.

         Although the Fund intends to invest in securities of companies and governments of developed, stable nations, there is also the possibility of adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitations on the removal of funds or other assets, political or social instability, or diplomatic developments that could adversely affect investments, assets or securities transactions of the Fund in some foreign countries. The dividends and interest payable on certain of the Fund's foreign portfolio securities may be subject to foreign withholding taxes, thus reducing the net amount available for distribution to the Fund's shareholders.

Temporary Investments

         For temporary defensive purposes the Fund may invest up to 100% of its assets in high quality short-term money market instruments, including repurchase agreements, and in bills, notes or bonds issued by the US Treasury Department or by agencies of the US Government.

Rule 144A Securities

         The Fund may purchase Rule 144A Securities. Rule 144A Securities are restricted securities in that they have not been registered under the Securities Act, but they may be traded between certain qualified institutional investors, including investment companies. The presence or absence of a secondary market may affect the value of the Rule 144A Securities. The Fund's Board of Directors has established guidelines and procedures to be utilized to determine the liquidity of such securities. Rule 144A Securities may become illiquid if qualified institutional buyers are not interested in acquiring the securities.


Initial Public Offerings (IPOs)

         The Fund may invest in IPOs but historically has not done so to a significant degree. IPOs may be very volatile, rising and falling rapidly based on, among other reasons, investor perceptions rather than economic reasons. Additionally, IPOs may have a magnified effect on Fund performance depending on market conditions.


Investment Restrictions

         The Fund's investment program is subject to a number of investment restrictions that reflect self-imposed standards as well as federal and state regulatory limitations. The investment restrictions recited below are matters of fundamental policy and may not be changed without the affirmative vote of a majority of the outstanding Shares. The vote of a majority of the outstanding Shares of the Fund means the lesser of: (i) 67% or more of the Shares present at a shareholder meeting at which the holders of more than 50% of the Shares are present or represented or (ii) more than 50% of the outstanding Shares of the Fund. The Fund will not:

         1. Concentrate 25% or more of its total assets in securities of issuers in any one industry (for these purposes the US Government and its agencies and instrumentalities are not considered an industry);

         2. With respect to 75% of its total assets, invest more than 5% of the value of its total assets in the securities of any single issuer or purchase more than 10% of the outstanding voting securities of any one issuer, except the US Government, its agencies and instrumentalities;


         3. Borrow money except as a temporary measure for extraordinary or emergency purposes in an amount not exceeding 10% of the value of the total assets of the Fund at the time of such borrowing;

         4.       Invest in real estate or mortgages on real estate;

         5. Purchase or sell commodities or commodities contracts provided that the Fund may invest in financial futures and options on such futures;


         6. Act as an underwriter of securities within the meaning of the US federal securities laws except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities;


         7.       Issue senior securities; or

         8. Make loans, except that the Fund may purchase or hold debt instruments in accordance with its investment objectives and policies, and may loan portfolio securities and enter into repurchase agreements as described in the Registration Statement.

         The following investment restriction may be changed by a vote of the majority of the Board of Directors. The Fund will not:

         1. Invest more than 10% of the value of its net assets in illiquid securities (as defined under federal or state securities laws).

VALUATION OF SHARES, SUBSCRIPTIONS AND REDEMPTIONS

Valuation of Shares


         The net asset value per Share is determined daily as of the close of the New York Stock Exchange, each day on which the New York Stock Exchange is open for business (a `Business Day'). The New York Stock Exchange is open for business on all weekdays except for the following holidays (or the days on which they are observed): New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

         The Fund may enter into agreements that allow a third party, as agent for the Fund, to accept orders from its customers up until the Fund's close of business. So long as a third party receives an order prior to the Fund's close of business, the order is deemed to have been received by the Fund and, accordingly, may receive the net asset value computed at the close of business that day. These `late day' agreements are intended to permit shareholders placing orders with third parties to place orders up to the same time as other shareholders.


Subscriptions

        Under normal circumstances, the Fund will sell Shares by check or wire transfer of funds, as described in the Prospectuses. Shareholders may opt to subscribe to the Fund in whole or in part by a contribution of readily available marketable securities to the Fund's portfolio that meet the Fund's objective, as determined by the Advisor. Contact the Deutsche Asset Management Service Center at 1-800-730-1313 for further information.

Redemptions

         The Fund may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the New York Stock Exchange is restricted by applicable rules and regulations of the SEC; (b) the New York Stock Exchange is closed for other than customary weekend and holiday closings;
(c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC so that valuation of the net assets of the Fund is not reasonably practicable.

         Under normal circumstances, the Fund will redeem shares in cash. However, if the Board of Directors determines that it would be in the best interests of the remaining shareholders to make payment of the redemption price in whole or in part by a distribution in kind of readily marketable securities from the portfolio of the Fund in lieu of cash, in conformity with applicable rules of the SEC, the Fund will make such distributions in kind. If Shares are redeemed in kind, the redeeming shareholder may realize a taxable capital gain or loss as a result of such redemption and will incur brokerage costs in later converting the assets into cash. The method of valuing portfolio securities is described under `Valuation of Shares' and such valuation will be made as of the same time the redemption price is determined. The Fund has elected to be governed by Rule 18f-1 under the Investment Company Act pursuant to which the Fund is obligated to redeem Shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder.

FEDERAL TAX TREATMENT OF DIVIDENDS AND DISTRIBUTIONS


         The following is only a summary of certain additional federal income tax considerations generally affecting the Fund and its shareholders that are not described in the Fund's Prospectuses. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Fund's Prospectuses is not intended as a substitute for careful tax planning. Investors are urged to consult with their tax advisor regarding the federal, state, local and foreign tax consequences of investing in Fund Shares.

         The following general discussion of certain federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the `Code') and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

Qualification as a Regulated Investment Company

         The Fund intends to qualify and elect to be treated as a `regulated investment company' (`RIC') as defined under Subchapter M of the Code. Accordingly, the Fund generally must, among other things, (a) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and certain other related income, including, generally, certain gains from options, futures and forward contracts; and (b) diversify its holdings so that, at the end of each fiscal quarter of the Fund's taxable year, (i) at least 50% of the market value of the Fund's total assets is represented by cash or cash items, United States Government securities, securities of other RICs, and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund's total assets or 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than United States Government securities or securities of other RICs) of any one issuer or two or more issuers that the Fund controls and which are engaged in the same, similar, or related trades or businesses. For purposes of the 90% gross income requirement described above, foreign currency gains that are not directly related to the Fund's principal business of investing in stock or securities (or options or futures with respect to stock or securities) may be excluded from income that qualifies under the 90% requirement.

         In addition to the requirements described previously, in order to qualify as a RIC, the Fund must distribute at least 90% of its investment company taxable income (that generally includes dividends, taxable interest, and the excess of net short-term capital gains over net long-term capital losses less operating expenses, but determined without regard to the deduction for dividends paid) and at least 90% of its net tax-exempt interest income, for each tax year, if any, to its shareholders. If the Fund meets all of the RIC requirements, it will not be subject to federal income tax on any if its net investment income or net capital gains it distributes to shareholders.

         Although the Fund intends to distribute substantially all of its net investment income and may distribute its net capital gains for any taxable year, the Fund will be subject to federal income taxation to the extent any such income or gains are not distributed. In addition, as discussed below, a federal excise tax may be imposed in the event the Fund fails to meet certain additional distribution thresholds.

         If the Fund fails to qualify for any taxable year as a RIC, all of its taxable income will be subject to tax at regular corporate income tax rates without any deduction for distributions to shareholders and such distributions generally will be taxable to shareholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. In this event, distributions generally will be eligible for the dividends-received deduction for corporate shareholders. The Board reserves the right not to maintain qualification of the Fund as a RIC if it determines such course of action to be beneficial to shareholders.


Fund Distributions

         Distributions of investment company taxable income will be taxable to shareholders as ordinary income, regardless of whether such distributions are paid in cash or are reinvested in additional Shares, to the extent of the Fund's earnings and profits. The Fund anticipates that it will distribute substantially all of its investment company taxable income for each taxable year.

         The Fund may either retain or distribute to shareholders its excess of net long-term capital gains over net short-term capital losses (`net capital gains'). If such gains are distributed as a capital gains distribution, they are taxable to shareholders who are individuals at a maximum rate of 20%, regardless of the length of time the shareholder has held the Shares. If any such gains are retained, the Fund will pay federal income tax thereon, and if the Fund makes an election the shareholders will include such undistributed gains in their income, will increase their basis in Fund shares by the difference between the amount of such includable gains and the tax deemed paid by such shareholders and will be able to claim their share of the tax paid by the Fund as a refundable credit.

         If the Fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of all distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in the Fund and result in a higher reported capital gain or lower reported capital loss when those Shares on which the distribution was received are sold.

         In the case of corporate shareholders, Fund distributions (other than capital gains distributions) generally qualify for the dividends-received deduction to the extent of the gross amount of qualifying dividends received by the Fund for the year. Generally, and subject to certain limitations, a dividend will be treated as a qualifying dividend if it has been received from a domestic corporation (including certain holding period limitations). All dividends (including the deducted portion) must be included in a corporation's adjusted current earnings when calculating alternative minimum taxable income.


         Ordinarily, investors should include all dividends as income in the year of payment. However, dividends declared payable to shareholders of record in October, November, or December of one year, but paid in January of the following year, will be deemed for tax purposes to have been received by the shareholder and paid by the Fund in the year in which the dividends were declared.

         Investors should be careful to consider the tax implications of purchasing Shares just prior to the ex-dividend date of any ordinary income dividend or capital gains distribution. Those investors will be taxed on the entire amount of the dividend or distribution received, even though some or all of the amount distributed may have been realized by the Fund prior to the investor's purchase.

         The Fund will provide an annual statement to shareholders as to the federal tax status of distributions paid (or deemed to be paid) by the Fund during the year, including the amount of dividends eligible for the corporate dividends-received deduction.

         The Fund may invest in complex securities. These investments may be subject to numerous special and complex tax rules. These rules could affect whether the gains or losses recognized by the Fund are treated as ordinary income or capital gain, accelerate the recognition of income to the Fund and/or defer the Fund's ability to recognize losses. In turn, those rules may affect the amount, timing or character of the income distributed to you by the Fund. The Fund may be subject to foreign withholding taxes on income it may earn from investing in foreign securities, which may reduce the return on such investments. It is not expected that the Fund will be able to pass-through to shareholders their pro-rata share of any foreign taxes paid by the Fund.

Sale or Exchange of Fund Shares


         The sale or exchange of Shares is generally a taxable event for the shareholder. Generally, if you hold your Shares as a capital asset, gain or loss on the sale or exchange of a Share will be capital gain or loss that will be long-term if the Share has been held for more than twelve months; otherwise the gain or loss will be short-term. For individuals, net long-term capital gains are currently taxed at a maximum rate of 20% and net short-term capital gains are currently taxed at ordinary income tax rates. However, if a shareholder realizes a loss on the sale, exchange or redemption of a Share held for six months or less and has previously received a capital gains distribution with respect to the Share (or any undistributed net capital gains of the Fund with respect to such Share are included in determining the shareholder's long-term capital gains), the shareholder must treat the loss as a long-term capital loss to the extent of the amount of the prior capital gains distribution (or any undistributed net capital gains of the Fund that have been included in determining such shareholder's long-term capital gains). In addition, any loss realized on a sale or other disposition of Shares will be disallowed to the extent an investor repurchases (or enters into a contract or option to repurchase) Shares within a period of 61 days (beginning 30 days before and ending 30 days after the disposition of the Shares). This loss disallowance rule will apply to Shares received through the reinvestment of dividends during the 61-day period.

         In certain cases, the Fund will be required to withhold, at the applicable withholding rates, and remit to the United States Treasury the withheld amount of distributions payable to any shareholder who (1) has failed to provide a correct taxpayer identification number, (2) is subject to backup withholding by the Internal Revenue Service, (3) has failed to certify to the Fund that such shareholder is not subject to backup withholding, or (4) fails to provide a certified statement that such shareholder is a US person (including a US resident alien).

Federal Excise Tax; Miscellaneous Considerations

         If the Fund fails to distribute in a calendar year at least 98% of its ordinary income for the year and 98% of its capital gain net income (the excess of short- and long-term capital gains over short- and long-term capital losses) for the one-year period ending October 31 of that year (and any retained amount from the prior calendar year), the Fund will be subject to a nondeductible 4% Federal excise tax on the undistributed amounts. The Fund intends to make sufficient distributions to avoid imposition of this tax, or to retain, at most, its net capital gains and pay tax thereon. However, the Fund can give no assurances that its distributions will be sufficient to eliminate all excise taxes.

         Non-US investors in the Fund may be subject to US withholding and estate tax and are encouraged to consult with their tax advisor prior to investing in the Fund.


State and Local Taxes

         Rules of state and local taxation of dividend and capital gains distributions from regulated investment companies often differ from rules for federal income taxation described above. Shareholders are urged to consult their tax advisors as to the consequences of these and other state and local tax rules affecting an investment in the Fund.


         Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the US government, subject in some states to minimum investment requirements that must be met by a fund. Investment in Government National Mortgage Association or Fannie Mae securities, banker's acceptances, commercial paper and repurchase agreements collateralized by US government securities do not generally qualify for such tax-free treatment. The rules on exclusion of this income are different for corporate shareholders.


MANAGEMENT OF THE FUND

Directors and Officers


         The overall business and affairs of the Fund are managed by its Board of Directors. The Board approves all significant agreements between the Fund and persons or companies furnishing services to the Fund, including the Fund's agreements with its investment advisor, sub-advisor, distributor, custodian and transfer agent.


         The Directors and executive officers of the Fund, their respective dates of birth and their principal occupations during the last five years are set forth below. Unless otherwise indicated, the address of each Director and executive officer is One South Street, Baltimore, Maryland 21202.

*TRUMAN T. SEMANS, Chairman and Director (10/27/26)

         Brown Investment Advisory & Trust Company, 19 South Street, Baltimore, MD 21202. Vice Chairman, Brown Investment Advisory & Trust Company (investment advisor); Director and Chairman, Virginia Hot Springs, Inc. (property management); and Director, Agronex (biotechnology). Formerly, Managing Director and Vice Chairman, Alex. Brown & Sons Incorporated (now Deutsche Banc Alex. Brown Inc.); Director, Investment Company Capital Corp. (registered investment advisor) and Director, ISI Family of Funds (registered investment companies).

RICHARD R. BURT, Director (2/3/47)

         IEP Advisors, LLP, 1275 Pennsylvania Avenue, NW, 10th Floor, Washington, DC 20004. Chairman, IEP Advisors, Inc.; Chairman of the Board, Weirton Steel Corporation; Member of the Board, Archer Daniels Midland Company (agribusiness operations), Hollinger International, Inc. (publishing), Homestake Mining (mining and exploration), HCL Technologies (information technology) and Anchor Technologies (gaming software and equipment); Director, Mitchell Hutchins family of funds (registered investment companies); and Member, Textron Corporation International Advisory Council. Formerly, Partner, McKinsey & Company (consulting), 1991-1994; US Chief Negotiator in Strategic Arms Reduction Talks (START) with former Soviet Union and US Ambassador to the Federal Republic of Germany, 1985-1991.

*RICHARD T. HALE, Director and President (7/17/45)

         Managing Director, Deutsche Banc Alex. Brown Inc. (formerly Deutsche Banc Alex. Brown LLC) and Deutsche Asset Management Americas; Director and President, Investment Company Capital Corp. (registered investment advisor); Director and/or President, Deutsche Asset Management Mutual Funds (registered investment companies); Chartered Financial Analyst. Formerly, Director, ISI Family of Funds (registered investment companies).

JOSEPH R. HARDIMAN, Director (5/27/37)

         8 Bowen Mill Road, Baltimore, Maryland 21212. Private Equity Investor and Capital Markets Consultant; Director, SoundView Technology Group, Inc. (investment banking), Corvis Corporation (optical networks), Brown Investment Advisory & Trust Company (investment advisor), The Nevis Fund (registered investment company), and ISI Family of Funds (registered investment companies). Formerly, Director, Circon Corp. (medical instruments), November 1998-January 1999; President and Chief Executive Officer, The National Association of Securities Dealers, Inc. and The NASDAQ Stock Market, Inc., 1987-1997; Chief Operating Officer of Alex. Brown & Sons Incorporated, (now Deutsche Banc Alex. Brown Inc.), 1985-1987; General Partner, Alex. Brown & Sons Incorporated (now Deutsche Banc Alex. Brown Inc.), 1976-1985; Director, Flag Investors Emerging Growth Fund, Inc. (now Emerging Growth Fund, Inc.) and Flag Investors Short-Intermediate Income Fund, Inc. (now Short-Intermediate Income Fund, Inc.), resigned 2000.


LOUIS E. LEVY, Director (11/16/32)

         26 Farmstead Road, Short Hills, New Jersey 07078. Director, Household International (banking and finance) and ISI Family of Funds (registered investment companies). Formerly, Chairman of the Quality Control Inquiry Committee, American Institute of Certified Public Accountants, 1992-1998; Trustee, Merrill Lynch Funds for Institutions, 1991-1993; Adjunct Professor, Columbia University-Graduate School of Business, 1991-1992; Director, Kimberly-Clark Corporation (personal consumer products), retired 2000 and Partner, KPMG Peat Marwick, retired 1990.

EUGENE J. McDONALD, Director (7/14/32)


         2200 West Main Street, Suite 240, Durham, North Carolina 27705. Executive Vice President, Duke University Investment Counsel; Principal and Chief Investment Officer, Quellos Private Capital Markets, LLC, Seattle, Washington; Founding President and Chief Executive Officer, Duke Management Company (investments); Director, Victory Funds (registered investment companies); Lead Director, National Commerce Financial Corporation (NCF) (banking); Director, RedHat, Inc. (software); and Director, Incara Pharmaceuticals. Advisory Board Member of A.M. Pappas & Associates (life sciences industry) and Ashford Capital Management; and Committee Member of North Carolina Treasurer's Office Investment Advisory Committee. Formerly, Chairman, Winston Hedged Equity Group; Executive Vice Chairman and Director, Central Carolina Bank & Trust (banking), Director, AMBAC Treasurers Trust (registered investment company), DP Mann Holdings (insurance) and ISI Family of Funds (registered investment companies); President, Duke Management Company (investments) and Executive Vice President, Duke University (education, research and health care).

REBECCA W. RIMEL, Director (4/10/51)

         The Pew Charitable Trusts, One Commerce Square, 2005 Market Street, Suite 1700, Philadelphia, Pennsylvania 19103-7017. President and Chief Executive Officer, The Pew Charitable Trusts (charitable foundation); and Director and Executive Vice President, The Glenmede Trust Company (investment trust and wealth management). Formerly, Executive Director, The Pew Charitable Trusts and Director, ISI Family of Funds (registered investment companies).

CARL W. VOGT, ESQ., Director (4/20/36)

         Fulbright & Jaworski LLP, 801 Pennsylvania Avenue, N.W., Washington, DC 20004-2604. Senior Partner, Fulbright & Jaworski LLP (law); Director, Yellow Corporation (trucking), American Science & Engineering (x-ray detection equipment), and ISI Family of Funds (registered investment companies). Formerly, Chairman and Member, National Transportation Safety Board; Director, National Railroad Passenger Corporation (Amtrak); Member, Aviation System Capacity Advisory Committee (Federal Aviation Administration); Interim President of Williams College and President, Flag Investors Family of Funds (now part of the Deutsche Asset Management family of funds) (registered investment companies).

ROBERT H. WADSWORTH, Director (1/29/40)

         4455 E. Camelback Road, Suite 261 E., Phoenix, Arizona 85018. President, Investment Company Administration LLC; President and Trustee, Trust for Investment Managers (registered investment company); President and Director, First Fund Distributors, Inc. (registered broker-dealer); Director, The Germany Fund, Inc., The New Germany Fund, Inc. and The Central European Equity Fund, Inc.; and Vice President, Professionally Managed Portfolios and Advisors Series Trust (registered investment companies). Formerly, President, Guinness Flight Investment Funds, Inc. (registered investment companies).


CHARLES A. RIZZO, Treasurer (8/5/57)

         Director, Deutsche Asset Management; Certified Public Accountant and Certified Management Accountant. Formerly, Vice President and Department Head, BT Alex. Brown Incorporated (now Deutsche Banc Alex. Brown Inc.), 1998-1999 and Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP), 1993-1998.

AMY M. OLMERT, Secretary (5/14/63)

         Director, Deutsche Asset Management; Certified Public Accountant. Formerly, Vice President, BT Alex. Brown Incorporated, (now Deutsche Banc Alex. Brown Inc.), 1997-1999 and Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP), 1992-1997.

DANIEL O. HIRSCH, Assistant Secretary (3/27/54)

         Director, Deutsche Asset Management. Formerly, Principal, BT Alex. Brown Incorporated, (now Deutsche Banc Alex. Brown Inc.), 1998-1999 and Assistant General Counsel, United States Securities and Exchange Commission, 1993-1998.

---------------------
* Messrs. Semans and Hale are directors who are `interested persons' as defined in the Investment Company Act.

         Directors and officers of the Fund are also directors and officers of some or all of the other investment companies managed, advised, or administered by Investment Company Capital Corp. (`ICCC') or its affiliates. These funds are part of the Deutsche Asset Management Fund Complex (`the Fund Complex'), which includes all the funds that formerly were part of the Flag Investors Fund Complex, as well as other funds. Mr. Semans serves as Chairman of six funds and as a Director of 18 other funds in the Fund Complex. Mr. Hale serves as Chairman of six funds and President and Director or Trustee of each of the funds in the Fund Complex. Ms. Rimel and Messrs. Burt, Levy, McDonald, Wadsworth and Vogt serve as Directors of 24 funds in the Fund Complex. Mr. Hardiman serves as Director of 22 funds in the Fund Complex. Mr. Rizzo serves as Treasurer of each of the funds in the Fund Complex. Ms. Olmert serves as Secretary and Mr. Hirsch serves as Assistant Secretary of 24 funds in the Fund Complex.

         Some of the Directors of the Fund are customers of, and have had normal brokerage transactions with, Deutsche Banc Alex. Brown or its affiliates in the ordinary course of business. All such transactions were made on substantially the same terms as those prevailing at the time for comparable transactions with unrelated persons. Additional transactions may be expected to take place in the future.

         Officers of the Fund receive no direct remuneration from the Fund. Officers and Directors of the Fund who are officers or directors of Deutsche Asset Management or the Advisors may be considered to have received remuneration indirectly. As compensation for his or her services, each Director who is not an `interested person' of the Fund (as defined in the Investment Company Act) (an `Independent Director') receives an aggregate annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each fund in the Fund Complex for which he or she serves. In addition, the Chairmen of the Fund Complex's Audit Committee and Executive Committee receive an annual fee for their services. Payment of such fees and expenses is allocated among all such funds described above in direct proportion to their relative net assets. For the fiscal year ended May 31, 2001, Independent Directors' fees paid (including fees paid to the Fund's former President) attributable to the assets of the Fund totaled $12,011.81.

         The following table shows aggregate compensation payable to each of the Fund's Directors by the Fund and the Fund Complex, respectively, and pension or retirement benefits accrued as part of Fund expenses in the fiscal year ended May 31, 2001.

                               COMPENSATION TABLE

Name of Person, Position                    Aggregate Compensation
                                            From the Fund and Fund       Pension or          Total Compensation From the Fund
                                            Complex Payable to           Retirement          and Fund Complex Payable to
                                            Directors for the Fiscal     Benefits Accrued    Directors for the Fiscal Year
                                            Year Ended                   as Part of Fund     Ended
                                            May 31, 2001                 Expenses            May 31, 2001
                                            ---------------------------- ------------------- ------------------------------------

Truman T. Semans, Chairman and Director(1)  $0                           $0                                  $0

Richard T. Hale, President and              $0                           $0                                  $0
Director(1,2)

Richard R. Burt, Director                   $1,259.76(3)                 $0(4)                $44,250 for service on 16 Boards
                                                                                                     in the Fund Complex

Joseph R. Hardiman, Director                $1,267.21(3)                 $0(4)                $44,250 for service on 16 Boards
                                                                                                     in the Fund Complex

Louis E. Levy, Director                     $1,544.65(3)                 $0(4)                $54,250 for service on 16 Boards
                                                                                                     in the Fund Complex

Eugene J. McDonald, Director                $1,544.65(3)                 $0(4)                $54,250 for service on 16 Boards
                                                                                                     in the Fund Complex

Rebecca W. Rimel, Director                  $1,259.76(3)                 $0(4)                $44,250 for service on 16 Boards
                                                                                                     in the Fund Complex

Carl W. Vogt, Esq., Director(5)             $1,273.42(3)                 $0(4)                $44,250 for service on 16 Boards
                                                                                                     in the Fund Complex

Robert H. Wadsworth, Director               $1,259.76(3)                 $0(4)                $44,250 for service on 16 Boards
                                                                                                     in the Fund Complex

------------------
(1) Denotes an individual who is an `interested person' as defined in the Investment Company Act.
(2) Effective December 19, 2000, Mr. Hale also serves as President of the Fund.
(3) Of amounts payable to Ms. Rimel and Messrs. Burt, Hardiman, Levy, McDonald, Vogt and Wadsworth $1,259.76, $1,259.76, $0, $0, $1,544.65, $1,273.42 and
    $1,259.76 was deferred pursuant to a deferred compensation plan.
(4) Certain funds in the Fund Complex have adopted a retirement plan for eligible Directors as described below. The actuarially computed pension expense for the Fund for the fiscal year ended May 31, 2001 was $3,361.
(5) Retired as Fund President, effective December 19, 2000. Currently, Director of the Fund.

         Certain funds in the Fund Complex have adopted a Retirement Plan for Directors who are not employees of the Fund, the Fund's Administrator or its respective affiliates (the `Retirement Plan'). After completion of six years of service, each participant in the Retirement Plan will be entitled to receive an annual retirement benefit equal to a percentage of the fee earned by the participant in his or her last year of service. Upon retirement, each participant will receive annually 10% of such fee for each year that he or she served after completion of the first five years, up to a maximum annual benefit of 50% of the fee earned by the participant in his or her last year of service. The fee will be paid quarterly, for life, by each fund for which he or she serves. The Retirement Plan is unfunded and unvested. The Fund currently has two participants in the Retirement Plan, a Director who retired effective December 31, 1994 and another Director who retired effective December 31, 1996, each of whom qualified for the Retirement Plan by serving thirteen years and fourteen years, respectively, as Directors in the Fund Complex and who will be paid a quarterly fee of $4,875 by the Fund Complex for the rest of his life. Such fees are allocated to each of the 24 funds that have adopted the Retirement Plan in the Fund Complex based upon the relative net assets of such fund. As of December 31, 2000, Mr. McDonald and Mr. Levy have qualified for, but have not received, benefits.

         Set forth in the table below are the estimated annual benefits payable to a participant upon retirement assuming various years of service and payment of a percentage of the fee earned by such participant in his or her last year of service, as described above. The approximate credited years of service at December 31, 2000 are as follows: for Ms. Rimel, 5 years; for Mr. Levy, 6 years; for Mr. McDonald, 8 years; for Mr. Vogt, 5 years; for Mr. Hardiman, 2 years; and for Messrs. Burt and Wadsworth, 1 year.

--------------------------------------------------------------------------------------------------------------------
                         Estimated Annual Benefits Payable By Fund Complex Upon Retirement
--------------------------------------- -------------------------------------- -------------------------------------
Years of Service                        Chairmen of Audit and Executive        Other Participants
                                        Committees
--------------------------------------- -------------------------------------- -------------------------------------
6 years                                 $4,900                                 $3,900
--------------------------------------- -------------------------------------- -------------------------------------
7 years                                 $9,800                                 $7,800
--------------------------------------- -------------------------------------- -------------------------------------
8 years                                 $14,700                                $11,700
--------------------------------------- -------------------------------------- -------------------------------------
9 years                                 $19,600                                $15,600
--------------------------------------- -------------------------------------- -------------------------------------
10 years or more                        $24,500                                $19,500
--------------------------------------------------------------------------------------------------------------------

         On February 12, 2001, the Board of Directors of the Fund, as well as each fund participating in the Retirement Plan, voted to amend the Retirement Plan effective January 1, 2001, as part of an overall review of the compensation paid to Directors. The amendments provide that no further benefits would accrue to any current or future directors and include a one-time payment of benefits accrued under the Retirement Plan to Directors, as calculated based on the following actuarial assumptions: (1) retirement benefits at later of age 65 or 10 years of service based on a 10% per year service vesting schedule; (2) a 6% interest rate; and (3) rounding all calculations to the next whole year as of January 1, 2001. At each Director's election, this one-time payment could be transferred into the Directors' Deferred Compensation Plan, described below.

         Any Director who receives fees from the Fund is permitted to defer 50% to 100% of his or her annual compensation pursuant to a Deferred Compensation Plan. Messrs. Burt, Hardiman, Levy, McDonald, Vogt, and Wadsworth and Ms. Rimel have each executed a Deferred Compensation Plan. Currently, the deferring Directors may select from the funds in the Deutsche Asset Management Fund Complex in which all or part of their deferral account shall be deemed to be invested. Distributions from the deferring Directors' deferral accounts will be paid in cash, in generally equal quarterly installments over a period of 10 years.

Code of Ethics

         The Board of Directors of the Fund has adopted a Code of Ethics pursuant to Rule 17j-1 under the Investment Company Act. The Fund's Code of Ethics permits access persons, as this term is defined in the Code of Ethics, to invest in securities that may be purchased or held by the Fund for their own accounts, but requires compliance with the Code's preclearance requirements, subject to certain exceptions. In addition, the Fund's Code provides for trading `blackout periods' that prohibit trading by personnel within periods of trading by the Fund in the same security. The Fund's Code also prohibits short term trading profits and personal investment in initial public offerings. The Fund's Code requires prior approval with respect to purchases of securities in private placements.


         The Fund's advisor, Investment Company Capital Corp. and sub-advisor, Alex. Brown Investment Management have also adopted Codes of Ethics pursuant to Rule 17j-1 under the Investment Company Act. These Codes permit access persons to invest in securities that may be purchased or held by the Fund for their own personal accounts, but require compliance with the Codes' preclearance requirements subject to certain exceptions. In addition, these Codes also provide for trading `blackout periods' that prohibit trading by access persons within periods of trading by the Fund in the same security. The Codes also prohibit short term trading profits and personal investment in initial public offerings. The Codes require prior approval with respect to purchases of securities in private placements.

         The Fund's principal underwriter, ICC Distributors, Inc., is not required to adopt a Code of Ethics as it meets the exception provided by Rule 17j-1(c)(3) under the Investment Company Act.

         The codes are on public file with, and are available from, the SEC.

INVESTMENT ADVISORY AND OTHER SERVICES

         ICCC, the investment advisor, is an indirect wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance. Deutsche Asset Management Americas is an operating unit of Deutsche Bank consisting of ICCC and other asset management affiliates of Deutsche Bank AG. ABIM is a limited partnership owned by J. Dorsey Brown and Buppert, Behrens & Owen, Inc. (`BB&O'), a company organized by three employees of ABIM. ICCC serves as investment advisor and ABIM serves as sub-advisor to other funds in the Deutsche Asset Management family of funds.

         Under the Investment Advisory Agreement, ICCC obtains and evaluates economic, statistical and financial information to formulate and implement investment policies for the Fund. ICCC has delegated this responsibility to ABIM, provided that ICCC continues to supervise the performance of ABIM and report thereon to the Fund's Board of Directors. Any investment program undertaken by ICCC or ABIM will at all times be subject to policies and control of the Fund's Board of Directors. ICCC will provide the Fund with office space for managing its affairs, with the services of required executive personnel and with certain clerical and bookkeeping services and facilities. These services are provided by ICCC without reimbursement by the Fund for any costs. Neither ICCC nor ABIM shall be liable to the Fund or its shareholders for any act or omission by ICCC or ABIM or any losses sustained by the Fund or its shareholders except in the case of willful misfeasance, bad faith, gross negligence, or reckless disregard of duty. The services of ICCC and ABIM to the Fund are not exclusive and ICCC and ABIM are free to render similar services to others.

         As compensation for its services, the Fund pays ICCC an annual fee based on the Fund's average daily net assets. This fee is calculated daily and paid monthly, at the following annual rates: 1.00% of the first $50 million, 0.85% of the next $50 million, 0.80% of the next $100 million and 0.70% of the amount in excess of $200 million. As compensation for its services, ABIM is entitled to receive a fee from ICCC, payable from its advisory fee, based on the Fund's average daily net assets. This fee is calculated daily and payable monthly, at the annual rate of 0.65% of the first $50 million, 0.50% of the next $150 million, and 0.40% of the amount in excess of $200 million. Prior to September 1, 2000, ABIM was entitled to receive a fee from ICCC, payable from its advisory fee based on the Fund's average daily net assets. This fee was calculated daily and payable monthly, at the annual rate of 0.75% of the first $50 million, 0.60% of the next $150 million, and 0.50% of the amount in excess of $200 million.

         The Investment Advisory Agreement and the Sub-Advisory Agreement will continue for an initial term of two years, and thereafter, from year to year if such continuance is specifically approved at least annually by the Fund's Board of Directors, including a majority of the Independent Directors who have no direct or indirect financial interest in such agreements, with such Independent Directors casting votes in person at a meeting called for such purpose, or by a vote of a majority of the outstanding Shares (as defined under `Capital Stock'). The Fund or ICCC may terminate the Investment Advisory Agreement on 60 days' written notice without penalty. The Investment Advisory Agreement will terminate automatically in the event of assignment (as defined in the Investment Company
Act). The Sub-Advisory Agreement has similar termination provisions.

         Advisory fees paid by the Fund to ICCC and sub-advisory fees paid by ICCC to ABIM for the last three fiscal years were as follows:



----------------------------------------------------------------------------------------------------------------------
                                                                 Year Ended May 31,
------------------------------- ---------------------------- ---------------------------- ----------------------------
Fees Paid To:                   2001                         2000                         1999
------------------------------- ---------------------------- ---------------------------- ----------------------------
ICCC                            $2,893,540                   $3,363,312                   $2,864,847
------------------------------- ---------------------------- ---------------------------- ----------------------------
ABIM                            $1,810,876                   $2,450,836                   $2,089,053
----------------------------------------------------------------------------------------------------------------------

         ICCC also serves as the Fund's transfer and dividend disbursing agent and provides accounting services to the Fund. An affiliate of ICCC serves as the Fund's custodian. (See `Custodian, Transfer Agent and Accounting Services.')

DISTRIBUTION OF FUND SHARES

         ICC Distributors, Inc. (`ICC Distributors' or the `Distributor') serves as the exclusive distributor of the Fund's Shares pursuant to a Distribution Agreement (the `Distribution Agreement').

         The Distribution Agreement provides that ICC Distributors shall; (i) use reasonable efforts to sell Shares upon the terms and conditions contained in the Distribution Agreement and the Fund's then current Prospectuses; (ii) use its best efforts to conform with the requirements of all federal and state laws relating to the sale of the Shares; (iii) adopt and follow procedures as may be necessary to comply with the requirements of the National Association of Securities Dealers, Inc. and any other applicable self-regulatory organization;
(iv) perform its duties under the supervision of and in accordance with the directives of the Fund's Board of Directors and the Fund's Articles of Incorporation and By-Laws; and (v) provide the Fund's Board of Directors with a written report of the amounts expended in connection with the Distribution Agreement. ICC Distributors shall devote reasonable time and effort to effect sales of Shares but shall not be obligated to sell any specific number of Shares. The services of ICC Distributors are not exclusive and ICC Distributors shall not be liable to the Fund or its shareholders for any error of judgment or mistake of law, for any losses arising out of any investment, or for any action or inaction of ICC Distributors in the absence of bad faith, willful misfeasance, or gross negligence in the performance of its duties or obligations under the Distribution Agreement or by reason of the reckless disregard of its duties and obligations under the Distribution Agreement. The Distribution Agreement further provides that the Fund and ICC Distributors will mutually indemnify each other for losses relating to disclosures in the Fund's registration statement.

         The Distribution Agreement may be terminated at any time upon 60 days' written notice by the Fund, without penalty, by the vote of a majority of the Fund's Independent Directors or by a vote of a majority of the Fund's outstanding Shares of the related class (as defined under `Capital Stock') or upon 60 days' written notice by the Distributor and shall automatically terminate in the event of an assignment. The Distribution Agreement has an initial term of one year from the date of effectiveness. It shall continue in effect thereafter with respect to each class of the Fund provided that it is approved at least annually by (i) a vote of a majority of the outstanding voting securities of the related class of the Fund or (ii) a vote of a majority of the Fund's Board of Directors including a majority of the Independent Directors and, with respect to each class of the Fund for which there is a plan of distribution, so long as such plan of distribution is approved at least annually by the Independent Directors in person at a meeting called for the purpose of voting on such approval.

         ICC Distributors and certain broker-dealers (`Participating Dealers') have entered into Sub-Distribution Agreements under which such Participating Dealers have agreed to process investor purchase and redemption orders and respond to inquiries from shareholders concerning the status of their accounts and the operations of the Fund. Any Sub-Distribution Agreement may be terminated in the same manner as the Distribution Agreement.

         In addition, with respect to the Class A, Class B and Class C Shares, the Fund may enter into Shareholder Servicing Agreements with certain financial institutions to act as Shareholder Service Agents, pursuant to which ICC Distributors will allocate a portion of its distribution fee as compensation for such financial institutions' ongoing shareholder services. Currently, banking laws and regulations do not prohibit a financial holding company affiliate from acting as distributor or Shareholder Service Agent or in other capacities for investment companies. The Fund may also enter into Shareholder Servicing

Agreements pursuant to which the Advisor, the Distributor or their respective affiliates will provide compensation out of its own resources for ongoing shareholder services. Although banking laws and regulations prohibit banks from distributing shares of open-end investment companies such as the Fund, according to interpretations by various bank regulatory authorities, financial institutions are not prohibited from acting in other capacities for investment companies, such as the shareholder servicing capacities described above. Should future legislative, judicial or administrative action prohibit or restrict the activities of the Shareholder Service Agents in connection with the Shareholder Servicing Agreements, the Fund may be required to alter materially or discontinue its arrangements with the Shareholder Service Agents. Such financial institutions may impose separate fees in connection with these services and investors should review the Prospectuses and this Statement of Additional Information in conjunction with any such institution's fee schedule.

         As compensation for providing distribution services as described above, the Fund will pay ICC Distributors, an annual fee, paid monthly equal to 0.25% of the average daily net assets of the Class A Shares, 0.75% of the average daily net assets of the Class B Shares and 0.75% of the average daily net assets of the Class C Shares. With respect to the Class A Shares, ICC Distributors expects to allocate up to all of its fee to Participating Dealers and Shareholder Service Agents. With respect to the Class B Shares and the Class C Shares, ICC Distributors expects to retain the entire distribution fee as reimbursement for front-end payments to Participating Dealers. In addition, with respect to the Class B and Class C Shares, the Fund will pay ICC Distributors a shareholder servicing fee at an annual rate of 0.25% of the average daily net assets of the respective class. (See the Prospectuses.) ICC Distributors expects to allocate most of its shareholder servicing fee to Participating Dealers and Shareholder Service Agents. ICC Distributors does not receive compensation for distributing the Institutional Class.

         As compensation for providing distribution and shareholder services to the Fund for the last three fiscal years, the Fund's distributor received fees in the following amounts:

----------------------------------------------------------------------------------------------------------------------
                                                                         Fiscal Year Ended May 31,
------------------------------------------------------ ------------------- ----------------------- -------------------
Fee                                                    2001                2000                    1999
------------------------------------------------------ ------------------- ----------------------- -------------------
12b-1 Fee                                              $870,695            $1,067,512              $871,064
------------------------------------------------------ ------------------- ----------------------- -------------------
Shareholder Servicing Fee(Class B Shares)              $112,733            $122,000                $101,631
------------------------------------------------------ ------------------- ----------------------- -------------------
Shareholder Servicing Fee(Class C Shares)              $17,614             $17,060                 $1,324
-------------------------------------------------------------------------- -------------------------------------------

         Pursuant to Rule 12b-1 under the Investment Company Act, investment companies may pay distribution expenses, directly or indirectly, only pursuant to a plan adopted by the investment company's board of directors and approved by its shareholders. The Fund has adopted plans of distribution for each class of Shares (except the Institutional Class) (the `Plans'). Under each Plan, the Fund pays a fee to ICC Distributors for distribution and other shareholder service assistance as set forth in the Distribution Agreement, and ICC Distributors is authorized to make payments out of its fee to Participating Dealers and Shareholder Service Agents. The Plans will remain in effect from year to year as specifically approved (a) at least annually by the Fund's Board of Directors and
(b) by the affirmative vote of a majority of the Independent Directors, by votes cast in person at a meeting called for such purpose.

         In approving the Plans, the Directors concluded, in the exercise of reasonable business judgment, that there was a reasonable likelihood that the Plans would benefit the Fund and its shareholders. The Plans will be renewed only if the Directors make a similar determination in each subsequent year. The Plans may not be amended to increase materially the fee to be paid pursuant to the Distribution Agreement without the approval of the shareholders of the Fund. The Plans may be terminated at any time by the vote of a majority of the Fund's Independent Directors or by a vote of a majority of the Fund's outstanding Shares (as defined under `Capital Stock').

         During the continuance of the Plans, the Fund's Board of Directors will be provided for their review, at least quarterly, a written report concerning the payments made under the Plans to ICC Distributors pursuant to the Distribution Agreement and to Participating Dealers pursuant to any Sub-Distribution Agreements. Such reports shall be made by the persons authorized to make such payments. In addition, during the continuance of the Plans, the selection and nomination of the Fund's Independent Directors shall be committed to the discretion of the Independent Directors then in office.

         Under the Plans, amounts allocated to Participating Dealers and Shareholder Service Agents may not exceed amounts payable to ICC Distributors under the Plans. Payments under the Plans are made as described above regardless of ICC Distributors' actual cost of providing distribution services and may be used to pay ICC Distributors' overhead expenses. If the cost of providing distribution services to the Class A Shares is less than 0.25% of the Class A Shares' average daily net assets for any period or if the cost of providing distribution services to the Class B Shares and the Class C Shares is less than 0.75% of the classes' respective average daily net assets for any period, the unexpended portion of the distribution fees may be retained by ICC Distributors. The Plans do not provide for any charges to the Fund for excess amounts expended by ICC Distributors and, if a Plan is terminated in accordance with its terms, the obligation of the Fund to make payments to ICC Distributors pursuant to such Plan will cease and the Fund will not be required to make any payments past the date the Distribution Agreement terminates with respect to that class. In return for payments received pursuant to the Plans for the last three fiscal years, the Fund's distributor paid the distribution related expenses of the related classes including one or more of the following: printing and mailing of prospectuses to other than current shareholders; compensation to dealers and sales personnel; and interest, carrying or other financing charges.

General Information

         The Fund's distributor received commissions on the sale of Class A Shares and contingent deferred sales charges on Class B and Class C Shares and retained from such commissions and sales charges the following amounts:

                                                            Fiscal Year Ended May 31,
--------------------------------------------------------------------------------------------------------------------------

                                           2001                        2000                           1999
                                           ----                        ----                           ----

Class                           Received       Retained      Received       Retained        Received        Retained
-----                           --------       --------      --------       --------        --------        --------
Class A Commissions             $76,318             $0       $399,923             $0        $431,662             $0

Class B Contingent
Deferred Sales Charge           $148,577            $0       $236,320             $0        $420,883             $0

Class C Contingent
Deferred Sales Charge           $5,865              $0       $12,134              $0        $29,085              $0

         The Fund will pay all costs associated with its organization and registration under the Securities Act and the Investment Company Act. Except as described elsewhere, the Fund pays or causes to be paid all continuing expenses of the Fund, including, without limitation: investment advisory and distribution fees; the charges and expenses of any registrar, any custodian or depository appointed by the Fund for the safekeeping of cash, portfolio securities and other property, and any transfer, dividend or accounting agent or agents appointed by the Fund; brokers' commissions chargeable to the Fund in connection with portfolio securities transactions to which the Fund is a party; all taxes, including securities issuance and transfer taxes, and fees payable by the Fund to federal, state or other governmental agencies; the costs and expenses of engraving or printing of certificates representing Shares; all costs and expenses in connection with the registration and maintenance of registration of the Fund and its Shares with the SEC and various states and other jurisdictions (including filing fees, legal fees and disbursements of counsel); the costs and expenses of printing, including typesetting and distributing prospectuses and statements of additional information of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing proxy statements and reports to shareholders; fees and travel expenses of Directors and Director members of any advisory board or committee; all expenses incident to the payment of any dividend, distribution, withdrawal or redemption, whether in Shares or in cash; charges and expenses of any outside service used for pricing of the Shares; fees and expenses of legal counsel, including counsel to the Independent Directors, and of independent auditors, in connection with any matter relating to the Fund; membership dues of industry associations; interest payable on Fund borrowings; postage; insurance premiums on property or personnel (including officers and Directors) of the Fund which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of the Fund's operation unless otherwise explicitly assumed by ICC Distributors, ICCC or ABIM.

         The address of ICC Distributors is Two Portland Square, Portland, Maine 04101.

BROKERAGE

         ABIM is responsible for decisions to buy and sell securities for the Fund, for broker-dealer selection and for negotiation of commission rates, subject to the supervision of ICCC. Purchases and sales of securities on a securities exchange are effected through broker-dealers who charge a commission for their services. Brokerage commissions are subject to negotiation between ABIM and the broker-dealers. ABIM may direct purchase and sale orders to any broker-dealer, including, to the extent and in the manner permitted by applicable law, its affiliates, and ICC Distributors.

         In over-the-counter transactions, orders are placed directly with a principal market maker and such purchases normally include a mark up over the bid to the broker-dealer based on the spread between the bid and asked price for the security. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter. On occasion, certain money market instruments may be purchased directly from an issuer without payment of a commission or concession. The Fund will not deal with affiliates of the Advisors in any transaction in which they act as a principal.

         If affiliates of the Advisors are participating in an underwriting or selling group, the Fund may not buy portfolio securities from the group except in accordance with rules of the SEC. The Fund believes that the limitation will not affect its ability to carry out its present investment objectives.

         ABIM's primary consideration in effecting securities transactions is to obtain best price and execution of orders on an overall basis. As described below, however, ABIM may, in its discretion, effect transactions with broker-dealers that furnish statistical, research or other information or services which are deemed by ABIM to be beneficial to the Fund's investment program. Certain research services furnished by broker-dealers may be useful to ABIM with clients other than the Fund. Similarly, any research services received by ABIM through placement of portfolio transactions of other clients may be of value to ABIM in fulfilling its obligations to the Fund. No specific value can be determined for research and statistical services furnished without cost to ABIM by a broker-dealer. ABIM is of the opinion that because the material must be analyzed and reviewed by its staff, its receipt does not tend to reduce expenses, but may be beneficial in supplementing ABIM's research and analysis. Therefore, it may tend to benefit the Fund by improving ABIM's investment advice. Generally, the Advisor will not pay commissions or other remuneration on the over-the-counter transactions, but there may be instances where it is appropriate to do so. With the introduction of decimal pricing, the bid and ask spreads are narrowing, and market makers who also sell research services may include commissions as compensation for research services, as they customarily do for listed trades. ABIM's policy is to pay a broker-dealer higher commissions for particular transactions than might be charged if a different broker-dealer had been chosen when, in ABIM's opinion, this policy furthers the overall objective of obtaining best price and execution. Subject to periodic review by the Fund's Board of Directors, ABIM is also authorized to pay broker-dealers (other than affiliates of the Advisors) higher commissions than another broker might have charged on brokerage transactions for the Fund for brokerage or research services. The allocation of orders among broker-dealers and the commission rates paid by the Fund will be reviewed periodically by the Board. The foregoing policy under which the Fund may pay higher commissions to certain broker-dealers in the case of agency transactions, does not apply to transactions effected on a principal basis. In addition, consistent with NASD Rules, and subject to seeking the most favorable price and execution available and such other policies as the Board may determine, ABIM may consider services in connection with the sale of Shares as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund.

         Subject to the above considerations, the Board of Directors has authorized the Fund to effect portfolio transactions through affiliates of the Advisors. At the time of such authorization, the Board adopted certain policies and procedures incorporating the standards of Rule 17e-1 under the Investment Company Act, which requires that the commissions paid to affiliates of the Advisors must be `reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time.' Rule 17e-1 also contains requirements for the review of such transactions by the Board of Directors and requires ICCC and ABIM to furnish reports and to maintain records in connection with such reviews.

         ABIM manages other investment accounts. It is possible that, at times, identical securities will be acceptable for the Fund and one or more of such other accounts; however, the position of each account in the securities of the same issuer may vary and the length of time that each account may choose to hold its investment in such securities may likewise vary. The timing and amount of purchase by each account will also be determined by its cash position. If the purchase or sale of securities consistent with the investment policies of the Fund or one or more of these accounts is considered at or about the same time, transactions in such securities will be allocated among the accounts in a manner deemed equitable by ABIM. ABIM may combine such transactions, in accordance with applicable laws and regulations, in order to obtain the best net price and most favorable execution. Such simultaneous transactions, however, could adversely affect the ability of the Fund to obtain or dispose of the full amount of a security which it seeks to purchase or sell.

         During the fiscal year ended May 31, 2001, ABIM directed no transactions to broker-dealers and paid no related commissions because of research services provided to the Fund. For the fiscal years ended May 31, 2001, May 31, 2000 and May 31, 1999, the Fund paid no commissions to Deutsche Banc Alex. Brown and its affiliates. The Fund is required to identify any securities of its `regular brokers or dealers' (as such term is defined in the Investment Company Act) or their parents, which the Fund has acquired during its most recent fiscal year. As of May 31, 2001, the Fund held common stock of Citigroup, Inc. valued at $19,258,325. Citigroup, Inc. is the parent company of Salomon Smith Barney, a `regular broker or dealer' of the Fund.

CAPITAL STOCK

         The Fund is authorized to issue shares of common stock, par value $.001 per share. The Board of Directors may increase or decrease the number of authorized Shares without shareholder approval. The Fund's Articles of Incorporation provide for the establishment of separate series and separate classes of Shares by the Directors at any time without shareholder approval. The Fund currently has one series and the Board has designated four classes of
Shares: Flag Investors Equity Partners Fund Class A Shares, Flag Investors Equity Partners Fund Class B Shares, Flag Investors Equity Partners Fund Class C Shares and Flag Investors Equity Partners Fund Institutional Class. The Flag Investors Equity Partners Fund Institutional Class is offered only to certain eligible institutions and to clients of investment advisory affiliates of Deutsche Banc Alex. Brown or the Deutsche Asset Management family of funds on behalf of their clients. In the event separate series or classes are established, all Shares of the Fund, regardless of series or class, would have equal rights with respect to voting, except that with respect to any matter affecting the rights of the holders of a particular series or class, the holders of each series or class would vote separately. Each such series would be managed separately and shareholders of each series would have an undivided interest in the net assets of that series. For tax purposes, the series would be treated as separate entities. Generally, each class of Shares issued by a particular series would be identical to every other class and expenses of the Fund (other than 12b-1 and any applicable service fees) are prorated between all classes of a series based upon the relative net assets of each class. Any matters affecting any class exclusively will be voted on by the holders of such class.

         Shareholders of the Fund do not have cumulative voting rights, and therefore the holders of more than 50% of the outstanding Shares voting together for election of Directors may elect all the members of the Board of Directors of the Fund. In such event, the remaining holders cannot elect any members of the Board of Directors of the Fund.


         There are no preemptive, conversion or exchange rights applicable to any of the Shares. The issued and outstanding Shares are fully paid and non-assessable. In the event of liquidation or dissolution of the Fund, each Share is entitled to its portion of the Fund's assets (or the assets allocated to a separate series of Shares if there is more than one series) after all debts and expenses have been paid.

         As used in this Statement of Additional Information the term `majority of the outstanding Shares' means the vote of the lesser of (i) 67% or more of the Shares present at a meeting, if the holders of more than 50% of the outstanding Shares are present or represented by proxy, or (ii) more than 50% of the outstanding Shares.

SEMI-ANNUAL REPORTS AND ANNUAL REPORTS

         The Fund furnishes shareholders with semi-annual reports and annual reports containing information about the Fund and its operations, including a list of investments held in the Fund's portfolio and financial statements. The annual financial statements are audited by the Fund's independent accountants, PricewaterhouseCoopers LLP.

CUSTODIAN, TRANSFER AGENT AND ACCOUNTING SERVICES

         Bankers Trust Company (`Bankers Trust'), an affiliate of ICCC, c/o BTNY Services, Inc., 100 Plaza One, Jersey City, New Jersey 07311, serves as custodian of the Fund's investments. Bankers Trust receives such compensation from the Fund for its services as custodian as may be agreed to from time to time by Bankers Trust and the Fund. For the fiscal year ended May 31, 2001, Bankers Trust was paid $22,070 as compensation for providing custody services to the Fund. Investment Company Capital Corp., One South Street, Baltimore, Maryland 21202, has been retained to act as transfer and dividend disbursing agent. As compensation for providing these services, the Fund pays ICCC up to $16.068 per account per year, plus reimbursement for out-of-pocket expenses incurred in connection therewith. For the fiscal year ended May 31, 2001, such fees totaled $197,728.

         ICCC also provides certain accounting services to the Fund under a Master Services Agreement between the Fund and ICCC. As compensation for these services, ICCC receives an annual fee, calculated daily and paid monthly as shown below.

Average Daily Net Assets                             Incremental Fee
--------------------------------------------------------------------
0 - $10,000,000                                      $13,000 (fixed fee)
$10,000,000 - $20,000,000                            0.100%
$20,000,000 - $30,000,000                            0.080%
$30,000,000 - $40,000,000                            0.060%
$40,000,000 - $50,000,000                            0.050%
$50,000,000 - $60,000,000                            0.040%
$60,000,000 - $70,000,000                            0.030%
$70,000,000 - $100,000,000                           0.020%
$100,000,000 - $500,000,000                          0.015%
$500,000,000 - $1,000,000,000                        0.005%
over $1,000,000,000                                  0.001%


         For the fiscal year ended May 31, 2001, ICCC received accounting fees of $95,042.

         In addition, the Fund will reimburse ICCC for certain out-of-pocket expenses incurred in connection with ICCC's performance of its services under the Master Services Agreement including express delivery service, independent pricing and storage.


INDEPENDENT ACCOUNTANTS

         PricewaterhouseCoopers LLP, 250 West Pratt Street, Baltimore, Maryland 21201, serves as independent accountants to the Fund.

LEGAL MATTERS

         Morgan, Lewis & Bockius LLP, 1701 Market Street, Philadelphia, Pennsylvania 19103, serves as counsel to the Fund.

PERFORMANCE INFORMATION

         For purposes of quoting and comparing the performance of the Fund to that of other open-end diversified management investment companies and to stock or other relevant indices in advertisements or in certain reports to shareholders, performance will be stated in terms of total return rather than in terms of yield. The total return quotations, under the rules of the SEC, must be calculated according to the following formula:

P(1 + T)n = ERV

Where:   P = a hypothetical initial payment of $1,000

         T = average annual total return

         n = number of years (1, 5 or 10)

         ERV = ending redeemable value at the end of the 1-, 5- or 10-year periods (or fractional portion thereof) of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year periods.


         Under the foregoing formula, the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to use or submission of the advertising for publication, and will cover 1-, 5- and 10-year periods or a shorter period dating from the effectiveness of the Fund's registration statement or the date the Fund (or the later commencement of operations of a series or class) commenced operations.

         Calculated according to SEC rules, the ending redeemable value and average annual total return of a hypothetical $1,000 investment for the periods ended May 31, 2001 were as follows:

----------------------------------------------------------------------------------------------------------------------------------
                    One Year Period Five Year Period
                           Ended May 31, 2001                   Ended May 31, 2001                     Since Inception*
----------------------------------------------------------------------------------------------------------------------------------

                                          Average
Class               Ending Redeemable      Annual      Ending Redeemable    Average Annual    Ending Redeemable   Average Annual
                          Value         Total Return         Value           Total Return            Value         Total Return
------------------- ------------------- -------------- ------------------- ------------------ ------------------- ----------------
Class A             $1,135              13.53%               $2,010             14.98%        $2,663                  16.85%
------------------- ------------------- -------------- ------------------- ------------------ ------------------- ----------------
Class B             $1,142              14.22%               $2,029             15.20%        $2,691                  17.04%
------------------- ------------------- -------------- ------------------- ------------------ ------------------- ----------------
Institutional       $1,204              20.44%               $2,156             16.61%        $2,225                  16.33%
------------------- ------------------- -------------- ------------------- ------------------ ------------------- ----------------
Class C             $1,182              18.22%                N/A                 N/A         $1,371                  12.95%
----------------------------------------------------------------------------------------------------------------------------------

*February 13, 1995 for Class A and B Shares; February 14, 1996 for Institutional Class; and October 28, 1998 for Class C Shares.

         The Fund may also from time to time include in such advertising total return figures that are not calculated according to the formula set forth above to compare more accurately the Fund's performance with other measures of investment return. For example, in comparing the Fund's total return with data published by Lipper, Inc., CDA Investment Technologies Inc., Morningstar Inc., or SEI Corporation or with the performance of the Consumer Price Index, the Standard and Poor's 500 Stock Index and other market indices such as NASDAQ and the Wilshire 5000, the Fund calculates its aggregate and average annual total return for the specified periods of time by assuming the investment of $10,000 in Shares and assuming the reinvestment of each dividend or other distribution at net asset value on the reinvestment date. For this alternative computation, the Fund assumes that the $10,000 invested in Shares is net of all sales charges. The Fund will, however, disclose the maximum sales charges and will also disclose that the performance data does not reflect sales charges and that inclusion of sales charges would reduce the performance quoted. Such alternative total return information will be given no greater prominence in such advertising than the information prescribed under SEC rules, and all advertisements containing performance data will include a legend disclosing that such performance data represents past performance and that the investment return and principal value of an investment will fluctuate so that an investor's Shares, when redeemed, may be worth more or less than their original cost.

         The Fund's annual portfolio turnover rate (the lesser of the value of the purchases or sales for the year divided by the average monthly market value of the portfolio during the year, excluding US Government securities and securities with maturities of one year or less) may vary from year to year, as well as within a year, depending on market conditions. In the fiscal year ended May 31, 2001 the Fund's portfolio turnover rate was 20% and in the fiscal year ended May 31, 2000, the Fund's portfolio turnover rate was 32%.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

         To the best of Fund management's knowledge and belief, the following persons held beneficially or of record 5% or more of the outstanding Shares of a class of the Fund, as of September 7, 2001*:

                                                      Owned of        Beneficially
                 Name and Address                      Record            Owned           Percentage of Ownership
                 ----------------                     --------           -----           -----------------------

Bankers Trust Corp & Affil 401K                                             X            12.91% of Class A Shares
The Partnershare Plan of Bankers Trust NY Corp &
Affil
100 Plaza One
Jersey City, NJ  07311-3999

DB Alex. Brown Inc.                                                         X            12.59% of Class C Shares
FBO 247-80814-13
PO Box 1346
Baltimore, MD  21203-1346

DB Alex. Brown Inc.                                                         X            5.49% of Class C Shares
FBO 210-90710-15
PO Box 1346
Baltimore, MD  21203-1346

DB Alex. Brown Inc.                                                         X            5.93% of Class C Shares
FBO 223-15460-17
PO Box 1346
Baltimore, MD  21203-1346

First Union National Bankers Trust                                          X            6.71% of Institutional Class
A/C 7028292564 CMG NC 1151
1525 Harris Blvd
Charlotte, NC  28252-8522

DB Alex. Brown Inc.                                                         X            6.85% of Institutional Class
FBO 201-00507-10
PO Box 1346
Baltimore, MD 21203-1346

DB Alex. Brown Inc.                                                         X            6.60% of Institutional Class
FBO 201-02534-21
PO Box 1346
Baltimore, MD  21203-1346

                                                      Owned of        Beneficially
                 Name and Address                      Record            Owned           Percentage of Ownership
                 ----------------                     --------           -----           -----------------------


Mercantile Safe Deposit & Trust                                             X            7.99% of Institutional Class
The Maryland Institute
766 Old Hammonds Ferry Rd
Linthicum, MD 21090

William S. Hodgetts TR                                   X                               5.38% of Institutional Class
Garrison Forest School Inc.
300 Garrison Forest Road
Owings Mills, MD  21117-4007

DB Alex. Brown Inc.                                                         X            40.38% of Institutional Class
FBO 650-10788-17
PO Box 1346
Baltimore, MD 21203-1346

---------
*As of such date, Deutsche Banc Alex. Brown Inc. owned less than 5% of the Fund's total outstanding Shares.

         As of September 7, 2001, Directors and officers as a group beneficially owned an aggregate of less than 1% of the Fund's total outstanding Shares.

FINANCIAL STATEMENTS

         The financial statements for the Fund for the fiscal year ended May 31, 2001 are incorporated herein by reference to the Fund's Annual Report dated May 31, 2001, which has been filed with the SEC.

APPENDIX A

BOND AND COMMERCIAL PAPER RATINGS


Standard & Poor's Commercial Paper Ratings

Commercial paper rated A by S&P is regarded by S&P as having the greatest capacity for timely payment. Issues rated A are further refined by use of the numbers 1+, 1, 2 and 3 to indicate the relative degree of safety. Issues rated A-1+ are those with `extremely strong' safety characteristics. Those rated A-1 reflect a `strong' degree of safety regarding timely payment.

Moody's Commercial Paper Ratings

Commercial paper issuers rated Prime-1 by Moody's are judged by Moody's to be of the highest quality on the basis of relative repayment capacity.

CORPORATE BOND RATINGS

Standard & Poor's Bond Ratings

AAA - The highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA - Very strong capacity to pay interest and repay principal and, in the majority of instances, differs from the highest rated issues only in small degree. Also qualify as high quality debt obligations.

A - Strong capacity to pay interest and repay principal although somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB - Regarded as having an adequate capacity to pay interest and repay principal. While normally exhibiting adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, and CC and C - Regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

C - May be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D - In default. Used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. Also used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Moody's Bond Ratings

Aaa - Judged to be of the best quality. Carries the smallest degree of investment risk and generally referred to as `gilt edged.' Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Judged to be of high quality by all standards. Together with the Aaa group comprise what are generally known as `high-grade' bonds. Rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or the fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than Aaa securities.

A - Possess many favorable investment attributes and considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa - Considered as medium-grade obligations (i.e., neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Judged to have speculative elements; future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterize bonds in this class.

B - Generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Of poor standing. May be in default or there may be present elements of danger with respect to principal or interest.

Ca - Speculative in a high degree. Often in default or have other marked shortcomings.

C - The lowest rated class of bonds. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a rating in the lower end of that generic rating category.

PART C.   OTHER INFORMATION

Item 23.  Exhibits

(a)(1) Registrant's Articles of Incorporation, incorporated by reference to Post-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A (Registration No. 33-86832), filed with the Securities and Exchange Commission via EDGAR on September 22, 1995.

(a)(2) Registrant's Articles Supplementary, incorporated by reference to Post-Effective Amendment No. 3 to Registrant's Registration Statement on Form N-1A (Registration No. 33-86832), filed with the Securities and Exchange Commission via EDGAR on September 26, 1996.

(a)(3) Registrant's Articles Supplementary dated June 17, 1997, incorporated by reference to Post-Effective Amendment No. 6 to Registrant's Registration Statement on Form N-1A (Registration No. 33-86832), filed with the Securities and Exchange Commission via EDGAR on July 31, 1998.

(a)(4) Registrant's Articles Supplementary dated September 28, 1998, incorporated by reference to Post-Effective Amendment No. 7 to Registrant's Registration Statement on Form N-1A (Registration No. 33-86832), filed with the Securities and Exchange Commission via EDGAR on September 30, 1999.

(b) By-Laws, as amended through July 28, 1999, incorporated by reference to Post-Effective Amendment No. 7 to Registrant's Registration Statement on Form N-1A (Registration No. 33-86832), filed with the Securities and Exchange Commission via EDGAR on September 30, 1999.

(c) Instruments Defining Rights of Securities Holders, incorporated by reference to Post-Effective Amendment Nos. 1 and 5, respectively, to Registrant's Registration Statement on Form N-1A (Registration No. 33-86832), filed with the Securities and Exchange Commission via EDGAR on September 22, 1995 and October 1, 1997.

(d)(1)Investment Advisory Agreement between Registrant and Investment Company Capital Corp., dated June 4, 1999, incorporated by reference to Post-Effective Amendment No. 8 to Registrant's Registration Statement on Form N-1A (Registration No. 33-86832), filed with the Securities and Exchange Commission via EDGAR on September 28, 2000.

(d)(2) Sub-Advisory Agreement among Registrant, Investment Company Capital Corp. and Alex. Brown Investment Management incorporated by reference to Post-Effective Amendment No. 8 to Registrant's Registration Statement on Form N-1A (Registration No. 33-86832), filed with the Securities and Exchange Commission via EDGAR on September 28, 2000.

(e) Distribution Agreement dated August 31, 1997 between Registrant and ICC Distributors, Inc., incorporated by reference to Post-Effective Amendment No. 6 to Registrant's Registration Statement on Form N-1A (Registration No. 33-86832), filed with the Securities and Exchange Commission via EDGAR on July 31, 1998.

(f) Not Applicable.

(g) Custodian Agreement between Registrant and Bankers Trust Company, dated June 5, 1998, incorporated by reference to Post-Effective Amendment No. 6 to Registrant's Registration Statement on Form N-1A (Registration No. 33-86832), filed with the Securities and Exchange Commission via EDGAR on July 31, 1998.

(h) Master Services Agreement between Registrant and Investment Company Capital Corp., incorporated by reference to Post-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A (Registration No. 33-86832), filed with the Securities and Exchange Commission via EDGAR on September 22, 1995.

(i) Opinion of Counsel, filed herewith.

(j) Consent of PricewaterhouseCoopers LLP, filed herewith.

k) Not Applicable.

(l) Subscription Agreement, incorporated by reference to Post-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A (Registration No. 33-86832), filed with the Securities and Exchange Commission via EDGAR on September 22, 1995.

(m)(1) Distribution Plan with respect to Flag Investors Class A Shares, incorporated by reference to Post-Effective Amendment No. 5 to Registrant's Registration Statement on Form N-1A (Registration No. 33-86832), filed with the Securities and Exchange Commission via EDGAR on October 1, 1997.

(m)(2) Distribution Plan with respect to Flag Investors Class B Shares, incorporated by reference to Post-Effective Amendment No. 5 to Registrant's Registration Statement on Form N-1A (Registration No. 33-86832), filed with the Securities and Exchange Commission via EDGAR on October 1, 1997.

(m)(3) Distribution Plan with respect to Flag Investors Class C Shares, incorporated by reference to Post-Effective Amendment No. 7 to Registrant's Registration Statement on Form N-1A (Registration No. 33-86832), filed with the Securities and Exchange Commission via EDGAR on September 30, 1999.

(n)(1) 18f-3 Plan, with exhibits through September 28, 1998, incorporated by reference to Post-Effective Amendment No. 7 to Registrant's Registration Statement on Form N-1A (Registration No. 33-86832), filed with the Securities and Exchange Commission via EDGAR on September 30, 1999.

(n)(2) Registrant's Amended 18f-3 Plan, filed herewith.

(p)(1) Flag Investors Funds Code of Ethics, filed herewith.

(p)(2) Investment Company Capital Corp. Code of Ethics, filed herewith.

(p)(3) Alex. Brown Investment Management Code of Ethics, incorporated by reference to Post-Effective Amendment No. 8 to Registrant's Registration Statement on Form N-1A (Registration No. 33-86832), filed with the Securities and Exchange Commission via EDGAR on September 28, 2000.

(q) Powers of Attorney, filed herewith.

Item 24. Persons Controlled by or under Common Control with Registrant

Provide a list or diagram of all persons directly or indirectly controlled by or under common control with the Registrant. For any person controlled by another person, disclose the percentage of voting securities owned by the immediately controlling person or other basis of that person's control. For each company, also provide the state or other sovereign power under the laws of which the company is organized.

None.

Item 25. Indemnification

State the general effect of any contract, arrangements or statute under which any director, officer, underwriter or affiliated person of the Registrant is insured or indemnified against any liability incurred in their official capacity, other than insurance provided by any director, officer, affiliated person or underwriter for their own protection.

Sections 1, 2, 3 and 4 of Article VIII of Registrant's Articles of Incorporation, included as Exhibit (a) to this Registration Statement and incorporated herein by reference, provide as follows:

Section 1. To the fullest extent that limitations on the liability of directors and officers are permitted by the Maryland General Corporation Law, no director or officer of the Corporation shall have any liability to the Corporation or its shareholders for damages. This limitation on liability applies to events occurring at the time a person serves as a director or officer of the Corporation whether or not such person is a director or officer at the time of any proceeding in which liability is asserted.

Section 2. The Corporation shall indemnify and advance expenses to its currently acting and its former directors to the fullest extent that indemnification of directors is permitted by the Maryland General Corporation Law. The Corporation shall indemnify and advance expenses to its officers to the same extent as to its directors and to such further extent as is consistent with law. The Board of Directors of the Corporation may make further provision for indemnification of directors, officers, employees and agents in the By-Laws of the Corporation or by resolution or agreement to the fullest extent permitted by the Maryland General Corporation Law.

Section 3. No provision of this Article VIII shall be effective to protect or purport to protect any director or officer of the Corporation against any liability to the Corporation or its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Section 4. References to the Maryland General Corporation Law in this Article VIII are to such law as from time to time amended. No further amendment to the Charter of the Corporation shall decrease, but may expand, any right of any person under this Article VIII based on any event, omission or proceeding prior to such amendment.

Sections 1, 2, 3, 4 and 5 of Article XIII of Registrant's By-Laws, included as Exhibit (b) to this Registration Statement and incorporated herein by reference, provide as follows:

Section 1. Indemnification. The Corporation shall indemnify its Directors to the fullest extent that indemnification of Directors is permitted by the Maryland General Corporation Law. The Corporation shall indemnify its officers to the same extent as its Directors and to such further extent as is consistent with law. The Corporation shall indemnify its Directors and officers who while serving as Directors or officers also serve at the request of the Corporation as a Director, officer, partner, trustee, employee, agent or fiduciary of another corporation, partnership, joint venture, trust, other enterprise or employee benefit plan to the fullest extent consistent with law. This Article XIII shall not protect any such person against any liability to the Corporation or any shareholder thereof to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Section 2. Advances. Any current or former Director or officer of the Corporation claiming indemnification within the scope of this Article XIII shall be entitled to advances from the Corporation for payment of the reasonable expenses incurred by him in connection with proceedings to which he is a party in the manner and to the full extent permissible under the Maryland General Corporation Law, the Securities Act of 1933 (the "1933 Act") and the 1940 Act, as such statutes are now or hereafter in force.

Section 3. Procedure. On the request of any current or former Director or officer requesting indemnification or an advance under this Article XIII, the Board of Directors shall determine, or cause to be determined, in a manner consistent with the Maryland General Corporation Law, the 1933 Act and the 1940 Act, as such statutes are now or hereafter in force, whether the standards required by this Article XIII have been met.

Section 4. Other Rights. The indemnification provided by this Article XIII shall not be deemed exclusive of any other right, in respect of indemnification or otherwise, to which those seeking such indemnification may be entitled under any insurance or other agreement, vote of shareholders or disinterested Directors or otherwise, both as to action by a Director or officer of the Corporation in his official capacity and as to action by such person in another capacity while holding such office or position, and shall continue as to a person who has ceased to be a Director or officer and shall inure to the benefit of the heirs, executors and administrators of such a person.

Section 5. Maryland Law. References to the Maryland General Corporation Law in this Article XIII are to such law as from time to time amended.

Insofar as indemnification for liability arising under the 1933 Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1940 Act and is, therefore, unenforceable. In the event of a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person in connection with the securities being registered) the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1940 Act and will be governed by the final adjudication of such issue. In the absence of a determination by a court of competent jurisdiction, the determinations that indemnification against such liabilities is proper, and advances can be made, are made by a majority of a quorum of the disinterested, non-party directors of the Fund, or an independent legal counsel in a written opinion, based on review of readily available facts.

Item 26. Business and Other Connections of the Investment Advisor.

Describe any other business, profession, vocation or employment of a substantial nature in which the investment advisor or sub-advisor and each director, officer or partner of the investment advisor or sub-advisor, is or has been, engaged within the last two fiscal years, for his or her own account or in the capacity of director, officer, employee, partner or trustee. (Disclose the name and principal business address of any company for which a person listed above serves in the capacity of director, officer, employee, partner or trustee, and the nature of the relationship.)

During the last two fiscal years, no director or officer of Investment Company Capital Corp., the Registrant's investment advisor, and no partner of Alex. Brown Investment Management, the Registrant's sub-advisor, has engaged in any other business, profession, vocation or employment of a substantial nature other than that of the business of investment management and, through affiliates, investment banking.

Item 27. Principal Underwriters.

(a) State the name of each investment company for which each principal underwriter currently distributing securities of the Registrant also acts as a principal underwriter, depositor or investment advisor.

ICC Distributors, Inc., the Distributor for shares of the Registrant, acts as principal underwriter for the following open-end investment companies: BT Advisor Funds, BT Institutional Funds, BT Investment Funds, BT Pyramid Mutual Funds, Cash Management Portfolio, Intermediate Tax Free Portfolio, NY Tax Free Money Portfolio, Treasury Money Portfolio, International Equity Portfolio, Equity 500 Index Portfolio, Capital Appreciation Portfolio, Asset Management Portfolio, BT Investment Portfolios, Deutsche Banc Alex. Brown Cash Reserve Fund, Inc., Flag Investors Communications Fund, Inc., Emerging Growth Fund, Inc., the Deutsche Asset Management Total Return U.S. Treasury Fund Shares of Total Return U.S. Treasury Fund, Inc., the Deutsche Asset Management Managed Municipal Fund Shares of Managed Municipal Fund, Inc., Short-Intermediate Income Fund, Inc., Flag Investors Value Builder Fund, Inc., Real Estate Securities Fund, Inc., Flag Investors Equity Partners Fund, Inc., Deutsche Investors Funds, Inc. (formerly known as Flag Investors Funds, Inc., and prior thereto as Deutsche Funds, Inc.), Deutsche Investors Portfolios Trust (formerly known as Flag Investors Portfolios Trust, and prior thereto as Deutsche Portfolios), Morgan Grenfell Investment Trust, Glenmede Fund, Inc. and Glenmede Portfolios.

(b) Provide the information required by the following table for each director, officer or partner of each principal underwriter named in answer to Item 20.

-------------------------------------------------------------------------------------------------
Name and Principal Business        Position and Offices with       Position and Offices with
Address*                           Principal Underwriter           Registrant
-------------------------------------------------------------------------------------------------
John Y. Keffer                     President                       None
-------------------------------------------------------------------------------------------------
Ronald H. Hirsch                   Treasurer                       None
-------------------------------------------------------------------------------------------------
David I. Goldstein                 Secretary                       None
-------------------------------------------------------------------------------------------------
Benjamin L. Niles                  Vice President                  None
-------------------------------------------------------------------------------------------------
Frederick Skillin                  Assistant Treasurer             None
-------------------------------------------------------------------------------------------------
Marc D. Keffer                     Assistant Secretary             None
-------------------------------------------------------------------------------------------------
Nanette K. Chern                   Chief Compliance Officer        None
-------------------------------------------------------------------------------------------------

--------------------------
*Two Portland Square
 Portland, ME  04101

(c)  Not applicable.

Item 28. Location of Accounts and Records.

State the names and addresses of each person maintaining physical possession of each account, book or other document required to be maintained by Section 31(a) of the 1940 Act [15 U.S.C. 80a-30(a)] and the rules under that section.

Investment Company Capital Corp. ("ICCC"), Registrant's investment advisor, transfer agent and dividend disbursing agent, One South Street, Baltimore, Maryland 21202, maintains physical possession of each such account, book or other document of the Registrant's, except for those maintained by ABIM, the Registrant's sub-advisor, One South Street, Baltimore, Maryland 21202, by Registrant's distributor, ICC Distributors, Inc., Two Portland Square, Portland, Maine 04101, or by Bankers Trust Company, the Registrant's custodian, 130 Liberty Street, New York, New York 10006.

In particular, with respect to the records required by Rule 31a-1(b)(1), ICCC and ABIM each maintains physical possession of all journals containing itemized daily records of all purchases and sales of securities, and, in the case of ICCC, sales and redemptions of Fund securities, and Bankers Trust Company maintains physical possession of all receipts and deliveries of securities (including certificate numbers if such detail is not recorded by the custodian or transfer agent), all receipts and disbursements of cash, and all other debts and credits.

Item 29. Management Services.

Provide a summary of the substantive provisions of any management-related service contract not discussed in Part A or Part B disclosing the parties to the contract and the total amount paid and by whom, for the Fund's last three fiscal years.

Not Applicable.

Item 30. Undertakings.

Not Applicable.

                                 SIGNATURE PAGE

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940 the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment No. 9 to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned thereto duly authorized in the City of Baltimore, in the State of Maryland, on the 28th day of September, 2001.

                                    FLAG INVESTORS EQUITY PARTNERS FUND, INC.

                                    By: Richard T. Hale*
                                        ----------------
                                    Richard T. Hale
                                    President

Pursuant to the requirements of the Securities Act of 1933, this amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Truman T. Semans*            Chairman and Director                      September 28, 2001
                                                                        ------------------
                                                                        Date

Richard T. Hale*             Director and President                     September 28, 2001
                                                                        ------------------
                                                                        Date

Richard R. Burt*             Director                                   September 28, 2001
                                                                        ------------------
                                                                        Date

Joseph R. Hardiman*          Director                                   September 28, 2001
                                                                        ------------------
                                                                        Date

Louis E. Levy*               Director                                   September 28, 2001
                                                                        ------------------
                                                                        Date

Eugene J. McDonald*          Director                                   September 28, 2001
                                                                        ------------------
                                                                        Date

Rebecca W. Rimel*            Director                                   September 28, 2001
                                                                        ------------------
                                                                        Date

Robert H. Wadsworth*         Director                                   September 28, 2001
                                                                        ------------------
                                                                        Date

Carl W. Vogt, Esq.*          Director                                   September 28, 2001
                                                                        ------------------
                                                                        Date

Charles A. Rizzo*            Chief Financial and Accounting Officer     September 28, 2001
                                                                        ------------------
                                                                        Date

*By: /s/ Daniel O. Hirsch
     --------------------
     Daniel O. Hirsch
     Attorney-In-Fact

RESOLVED, that Edward J. Veilleux, Amy M. Olmert and Daniel O. Hirsch are authorized to sign the Registration Statements on Form N-1A, and any Post-Effective Amendments thereto, of each Fund in the Flag Complex on behalf of each Fund's President pursuant to a properly executed power of attorney.

RESOLVED, that Edward J. Veilleux, Amy M. Olmert and Daniel O. Hirsch are authorized to sign the Registration Statements on Form N-1A, and any Post-Effective Amendments thereto, of each Fund in the Flag Complex on behalf of each Fund's Chief Financial Officer pursuant to a properly executed power of attorney.